[Translation]                                          [H&M Final]

                    SECURITIES REGISTRATION STATEMENT

                              (for NAV Sale)

                         ANNUAL SECURITIES REPORT

                             (the Fifth Term)
                          From:  December 1, 1998
                          To:  November 30, 1999

             AMENDMENT TO SECURITIES REGISTRATION STATEMENT

                               (for NAV Sale)

                    PUTNAM HIGH YIELD ADVANTAGE FUND

                    SECURITIES REGISTRATION STATEMENT

                               (for NAV Sale)

                    PUTNAM HIGH YIELD ADVANTAGE FUND

                    SECURITIES REGISTRATION STATEMENT

To: Director of Kanto Local Finance Bureau

                                        Filing Date: April 21, 2000

Name of the Registrant Fund:            PUTNAM HIGH YIELD ADVANTAGE FUND

Name and Official Title                 Charles E. Porter
of Representative of Trust:             Executive Vice President

Address of Principal Office:            One Post Office Square
                                        Boston, Massachusetts 02109
                                        U. S. A.

Name and Title of Registration Agent:   Harume Nakano
                                        Attorney-at-Law
                                        Signature [Harume Nakano]
                                        -------------------------
                                                          (Seal)

                                        Ken Miura
                                        Attorney-at-Law
                                        Signature [Ken Miura]
                                        ---------------------
                                                          (Seal)

Address or Place of Business:           Kasumigaseki Building, 25th Floor
                                        2-5, Kasumigaseki 3-chome
                                        Chiyoda-ku, Tokyo

Name of Liaison Contact:                Harume Nakano
                                        Ken Miura
                                        Attorneys-at-Law

Place of Liaison Contact:               Hamada & Matsumoto
                                        Kasumigaseki Building, 25th Floor
                                        2-5, Kasumigaseki 3-chome
                                        Chiyoda-ku, Tokyo

Phone Number:                           03-3580-3377

                 Public Offering or Sale for Registration

Name of the Fund Making Public          PUTNAM HIGH YIELD
Offering or Sale of Foreign             ADVANTAGE FUND
Investment Fund Securities:

Type and Aggregate Amount of            Up to 176 million Class M Shares
Foreign Investment Fund Securities      Up to the total amount obtained by
to be Publicly Offered or Sold:         aggregating the respective net asset
                                        value per Class M Share in respect of
                                        176 million Class M Shares
                                        (The maximum amount expected to be sold
                                        is 1,362.24 million U.S. dollars
                                        (YEN149.7 billion).

Note 1: U.S.$ amount is translated into Japanese Yen at the rate of U.S.$l.00= YEN 109.90 the mean of the exchange rate quotations by The Bank of Tokyo-Mitsubishi, Ltd. for buying and selling spot dollars by telegraphic transfer against yen on February
        29, 2000.

Note 2: The maximum amount expected to be sold is an amount calculated by multiplying the net asset value per Class M Share as of the end of February, 2000 (U.S.$ 7.74) by 176 million Class M Shares for convenience.

            Places where a copy of this Securities Registration
               Statement is available for Public Inspection

                              Not applicable.

(Total number of sheets of this Securities Registration Statement in Japanese is
                     8 including front and back pages.)


C O N T E N T S

                                              Japanese  This
                                              Original  English
                                                        Translation

PART I.   INFORMATION CONCERNING SECURITIES        1         1

PART II.  INFORMATION CONCERNING ISSUER            4         6

I.        DESCRIPTION OF THE FUND                  4         6

II.       OUTLINE OF THE FUND                      4         6

III.      OUTLINE OF THE OTHER RELATED COMPANIES   4         6

IV.       FINANCIAL CONDITION OF THE FUND          4         6

V.        SUMMARY OF INFORMATION CONCERNING
          THE EXERCISE OF RIGHTS BY HOLDERS OF
          FOREIGN INVESTMENT FUND SECURITIES       4         6

VI.       MISCELLANEOUS                            4         6

PART III. SPECIAL INFORMATION                      5         9

I.        OUTLINE OF THE SYSTEM OF INVESTMENT
          TRUSTS IN MASSACHUSETTS                  5         9

II.       FINANCIAL CONDITIONS OF THE INVESTMENT
          MANAGEMENT COMPANY                      11        17

III.      FORM OF FOREIGN INVESTMENT
          FUND SECURITIES                         11        17



PART I.   INFORMATION CONCERNING SECURITIES

1.        NAME OF FUND:                 PUTNAM HIGH YIELD ADVANTAGE FUND
                                        (hereinafter referred to as the "Fund")

2.        NATURE OF FOREIGN             Four classes of shares (Class A shares,
          INVESTMENT FUND SECU-         Class B shares, Class M shares and
          RITIES CERTIFICATES:          Class Y shares).  Registered shares
                                        without par value.  In Japan, only
                                        Class M shares (hereinafter referred
                                        to as the "Shares") are publicly
                                        offered.  No rating has been acquired.

3.        NUMBER OF SHARES TO           Up to 176 million Shares
          BE OFFERED FOR SALE
          (IN JAPAN)

4.        TOTAL AMOUNT OF               Up to the total amount obtained by
          OFFERING PRICE:               aggregating the respective net asset
                                        value per Share in respect of
                                        176 million Shares
                                        (The maximum amount expected to be
                                        sold is 1,362.24 million U.S. dollars
                                        (YEN149.7 billion).

  Note 1: The maximum amount expected to be sold is the amount calculated, for convenience, by multiplying the net asset value per Share as of the end of February, 2000 ($7.74) by the number of Shares to be offered (176 million).

  Note 2: Dollar amount is translated for convenience at the rate of $1.00= YEN 109.90 (the mean of the exchange rate quotations by The Bank of Tokyo-Mitsubishi, Ltd. for buying and selling spot dollars by telegraphic transfer against yen as of February 29, 2000). The same applies hereinafter.

  Note 3: In this document, money amounts and percentages have been rounded. Therefore, there are cases in which the amount of the "total column" is not equal to the aggregate amount. Also, translation into yen is made simply by multiplying the corresponding amount by the conversion rate specified and rounded up when necessary. As a result, in this document, there are cases in which Japanese yen figures for the same information differ from each other.

5.        ISSUE PRICE:                  The Net Asset Value per Share next
                                        calculated on a Fund Business Day
                                        after the application for purchase
                                        is received by the Fund.

    Note: A "Fund Business Day" means a day on which the New York
          Stock Exchange is open for business.

6.        SALES CHARGE:                 Sales charge (in Japan) is 3.25%
                                        of the Subscription Amount.

7.        MINIMUM AMOUNT OR             Shares may be purchased in a minimum
          NUMBER OF SHARES              amount of 100 shares and in integral
          FOR SUBSCRIPTION:             multiples of 10 shares.

8.        PERIOD OF SUBSCRIPTION:       From:     May 8, 2000 (Monday)
                                        To:       May 7, 2001 (Monday)
                                        Provided that the subscription is
                                        handled only on a Fund Business Day
                                        and a business day when securities
                                        companies are open for business
                                        in Japan.

9.        DEPOSIT FOR SUBSCRIPTION:     None.

10.       PLACE OF SUBSCRIPTION:        Kokusai Securities Co., Ltd.
                                        (hereinafter referred to as "Kokusai"
                                        or the "Distributor")
                                        Tokyo-Sumitomo Twin Bldg. East
                                        27-1, Shinkawa 2-chome, Chuo-ku, Tokyo

    Note: The subscription is handled at the head office and the branch offices in Japan of the above-mentioned securities company.

11.       DATE AND PLACE                Investors shall pay the Issue Price
          OF PAYMENT:                   and Sales Charge to Kokusai within 4
                                        business days in Japan from the day
                                        when Kokusai confirms the execution
                                        of the order (the "Trade Day") (see
                                        page 13 in the following securities
                                        report). The total issue price will be
                                        transferred by Kokusai to the account
                                        of the Fund at Putnam Fiduciary Trust
                                        Company, the transfer agent, within
                                        4 Fund Business Days (hereinafter
                                        referred to as "Payment Date") from
                                        (and including) the Application Day.

12.       OUTLINE OF UNDERWRITING, ETC.:

(A) Kokusai has entered into an agreement dated 6th September, 1996 with Putnam Mutual Funds Corp. in connection with the sale and repurchase of the Shares in Japan, and has undertaken to make a public offering of Shares.

(B) During the offering period, Kokusai will execute or forward purchase orders and repurchase requests for the Shares received directly or indirectly through other distributor or Sales Handling Companies (together with Kokusai, hereinafter referred to as the "Sales Handling Companies") to the Fund.

Note: The "Sales Handling Company" shall mean an intermediary securities company or intermediary registered financial institution which enters into an agreement concerning the brokerage business of Fund Shares with the Distributor to engage in the business of forwarding investor's applications for subscription and requests for repurchase of Fund Shares to the Distributor and in the business of handling the services concerning acceptance of investors' subscription moneys and the services concerning payments of the repurchase proceeds to the investors and other services.

(C)   The Fund has appointed Kokusai as the Agent Company in Japan.

Note: "The Agent Company" shall mean an agent company which, under a contract made with a foreign issuer of investment securities, makes public the net asset value per Share and submits or forwards the financial reports or other documents to the Japan Securities Dealers Association ("JSDA") and distributor or Sales Handling Companies rendering such other services.

13.   MISCELLANEOUS:

(A)   Method of Subscription:

Investors who subscribe for Shares shall enter into an agreement with the Handling Securities Company concerning the foreign securities transactions. For this purpose, the Distributor or the Sales Handling Company shall deliver to investors an Agreement of Foreign Securities Transactions Account and other prescribed agreements (hereinafter referred to as the "Account Agreement") and investors shall submit to the Distributor the or Sales Handling Company an Application for Opening of Transactions Account opened in accordance with Account Agreement.
The subscription amount shall be paid in yen in principal, and the exchange rate between Dollars and Yen shall be determined by the Distributor or the Sales Handling Company based upon the foreign exchange rate on the Tokyo foreign exchange market as of the Trade Day for each application.

The subscription amount shall be paid in dollars to the account of the Fund with Putnam Fiduciary Trust Company as transfer agent for the Fund by Kokusai on the Payment Date.

(B)   PERFORMANCE INFORMATION

The following information provides some indication of the Fund's risks. The chart shows year-to-year changes in the performance of the Fund's class M shares. The table following the chart compares the Fund's performance to that of a broad measure of market performance. Of course, a Fund's past performance is not an indication of future performance.

[GRAPHIC OMITTED: CALENDAR YEAR TOTAL RETURNS FOR CLASS M SHARES]

Calendar year total returns for class M shares

1990          -8.30%
1991          45.24%
1992          18.38%
1993          20.61%
1994          -5.36%
1995          18.58%
1996          10.26%
1997          13.11%
1998          -9.78%
1999           5.69%

Performance figures in the bar chart do not reflect the impact of sales charges. If they did, performance would be less than that shown. During the periods shown in the chart, the highest return for a quarter was 17.75% (quarter ending 3/31/91) and the lowest return for a quarter was -12.04% (quarter ending 9/30/98).

Performance of class M shares shown in the bar chart and in the table that follows, for periods prior to their inception on December 1, 1994, is derived from the historical performance of the Fund's class A shares (not offered in Japan), adjusted to reflect the higher operating expenses of class M shares and, in the table only, the appropriate sales charge.

Average annual total returns (for periods ending 12/31/99)
------------------------------------------------------------------------
               Past 1 year         Past 5 years        Past 10 years
------------------------------------------------------------------------
Class M           2.31%               6.42%                9.39%
------------------------------------------------------------------------
First Boston
High Yield
Index             3.28%               9.08%               11.06%
------------------------------------------------------------------------

Unlike the bar chart, this performance information reflects the impact of sales charges. Class M share performance reflects the current maximum initial sales charge. The Fund's performance is compared to the First Boston High Yield Index, an unmanaged index of lower-rated, higher-yielding U.S. corporate bonds.

(C)   FEES AND EXPENSES

This table summarizes the fees and expenses investors may pay if they invest in the Fund. Expenses are based on the Fund's last fiscal year.

Shareholder Fees (fees paid directly from investors' investment)
------------------------------------------------------------------------
                                             Class M Shares
------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of the
offering price)                                   3.25%
------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of the original
purchase price or redemption proceeds,
whichever is lower)                               NONE
------------------------------------------------------------------------

Annual Operating Expenses (expenses that are deducted from fund assets)
------------------------------------------------------------------------
                                                      Total Annual
            Management  Distribution      Other       Fund Operating
            Fee         Fee               Expenses    Expenses
------------------------------------------------------------------------
Class M     0.56%       0.50%             0.14%       1.20%
------------------------------------------------------------------------

(D)   EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts. By doing this, investors can more easily compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes that investors invest $10,000 in the Fund for the time periods shown and then redeem all the investors' shares at the end of those periods. It also assumes a 5% return on investor's investment each year and that the Fund's operating expenses remain the same. The example is hypothetical; actual costs and returns may be higher or lower.

------------------------------------------------------------------------
            1 year          3 years           5 years         10 years
------------------------------------------------------------------------
Class M     $443              $694              $963           $1,732
------------------------------------------------------------------------

(E)  Offerings other than in Japan:

Shares are simultaneously offered in the United States of America.

PART II.   INFORMATION CONCERNING ISSUER

I.    DESCRIPTION OF THE FUND

The description in this item is the same as the description in I.
DESCRIPTION OF THE FUND of the Securities Report set forth below (The Securities Report mentioned below, from page 1 to page 21)

II.   OUTLINE OF THE FUND

The description in this item is the same as the description in II. OUTLINE OF THE TRUST of the Securities Report set forth below (The Securities Report, from page 22 to page 50)

III.  OUTLINE OF THE OTHER RELATED COMPANIES

The description in this item is same as the description in III. OUTLINE OF THE OTHER RELATED COMPANIES of the Securities Report set forth below (The Securities Report, from page 51 to page 52)

IV.   FINANCIAL CONDITIONS OF THE FUND

The description in this item is the same as the description in IV. FINANCIAL CONDITIONS OF THE FUND of the Securities Report set forth below (The Securities Report, from page 55 to page 156)

V.    SUMMARY OF INFORMATION CONCERNING THE EXERCISE OF RIGHTS
BY HOLDERS OF FOREIGN INVESTMENT FUND SECURITIES

The description in this item is the same as the description in VI. SUMMARY OF INFORMATION CONCERNING THE EXERCISE OF RIGHTS BY HOLDERS OF FOREIGN INVESTMENT FUND SECURITIES of the Securities Report set forth below (The Securities Report, page 174)

VI.   MISCELLANEOUS

1. The following documents concerning the Fund have been filed with the Director of Kanto Local Finance Bureau.

          April 15, 1999      Securities Registration Statement/
                              Securities Report (the 4th term)/
                              Amendment to Securities Registration
                              Statement

          August 31, 1999     Semi-annual Report (during the 5th term)/
                              Amendment to Securities Registration
                              Statement

2. (1)   The ornamental design is used in cover page of the Japanese
Prospectus.

(2)   The following must be set forth in the Prospectus.

- Outline of the Prospectus will be included at the beginning of the Prospectus, summarizing the content of Part I., Information on the securities, "I. Descriptions of the Fund" and "III. Outline of Other Related Companies" in Part II, Information on the Issuer, of the SRS and Agreement of Foreign Securities Transactions Account, and the internal rules of the distributor (i.e.: subscription is accepted until 3:00 p.m. of the day; etc.) in respect of the subscription and payment.

-     With respect to PART II.   INFORMATION CONCERNING ISSUER, I.
DESCRIPTION OF THE FUND, 5. STATUS OF INVESTMENT PORTFOLIO ((A) Diversification of Investment Fund, (B) Results of Past Operations) and the entire part of IV. FINANCIAL CONDITIONS OF THE FUND of the SRS, the Prospectus may present the relevant information shown in the graphs in addition to the text and tables of the said information acquired any time after the SRS is filed. The Prospectus may also set forth the exchange rates relevant to the Fund.

(3)   Summarized Preliminary Prospectus will be used.

- Attached document (Summarized Preliminary Prospectus) will be used pursuant to the below to the extent permitted by applicable law, as the document (Summarized Preliminary Prospectus) as set forth at Item
1.(1)(b), of Article 12 of the Ordinance Concerning the Disclosure of the Content, etc. of the Specified Securities.

(a) The content of the summarized Preliminary Prospectus may be publicized by leaflets, pamphlets, direct mails (post cards and mails in envelopes) or at newspapers, magazines, other books and internet.

(b) The layout, quality of papers, printing colour, design etc. of the Summarized Preliminary Prospectus may vary depending on manner of usage. Photos and illustrations set forth in the attached may be used.

(c) For information of the Fund's achievements, the changes of the net asset value per share and the fluctuation rates since the establishment of the Fund or for the latest 3 months, 6 months, one year, two years, three years or five years may be set out in the figures or graphs. Such information regarding the Fund's achievement may be converted into and presented in yen.

Also, the average of the annual yield (including the dividends) calculated from the beginning of the relevant year, in respect of immediately preceding one year and from the establishment of the Fund may be shown. In addition, the following note concerning the method of calculation for such average rate of the annual yield may be added.

" Yield performance is calculated as the overall yield on investment according to the following calculation method assuming the immediate reinvestment of dividend before tax and may be different from the yield obtained if unitholders actually reinvest their dividends. Further, the overall yield on investment shows the performance during past certain period and does not guarantee the future investment results.

(1)   Calculation of cumulative increase ratio by distribution:

The amount shall be obtained by multiplying together all the amounts of such dividend as distributed during the yield calculation period divided by the net asset value per unit on the ex dividend day of the relevant distribution plus 1.

(2) Calculation of the yield on investment (including dividend) (the overall yield on investment):

                      (      NAV at term end x cumulative increase       )
Overall yield on      (             ratio by distribution                )
Investment (%) = 100x (--------------------- -1                          )
                      (            NAV at beginning of term              )

                      NAV at beginning of term means the net asset value per unit calculated at the beginning of the yield calculation period.

                      NAV at term end means the net asset value per unit calculated at the end of the yield calculation period

(3)   Conversion into annual rate:

Annual rate of the overall yield on investment is obtained according to the following formula:

                      Annual overall yield on investment (%)
                      = 100 x (1 + (overall yield on investment/100))x

                      (                        1                         )
                      (     x = -------------------------------- - 1     )
                      (number of days during yield calculation period/365)  "

PART III.  SPECIAL INFORMATION

I.    OUTLINE OF THE SYSTEM OF INVESTMENT TRUSTS IN MASSACHUSETTS

Below is an outline of certain general information about open-end U.S. investment companies. This outline is not intended to provide comprehensive information about such investment companies or the various laws, rules or regulations applicable to them, but provides only a brief summary of certain information which may be of interest to investors. The discussion below is qualified in its entity by the complete registration statement of the Fund and the full text of any referenced statutes and regulations.

I.    Massachusetts Business Trusts

A.    General Information

Many investment companies are organized as Massachusetts business trusts. A Massachusetts business trust is organized pursuant to a declaration of trust, setting out the general rights and obligations of the shareholders, trustees, and other related parties. Generally, the trustees of the trust oversee its business, and its officers and agents manage its day-to-day affairs.

Chapter 182 of the Massachusetts General Laws applies to certain
"voluntary associations", including many Massachusetts business trusts. Chapter 182 provides for, among other things, the filing of the declaration of trust with the Secretary of State of the Commonwealth of Massachusetts and the filing by the trust of an annual statement regarding, among other things, the number of its shares outstanding and the names and addresses of its trustees.

B.    Shareholder Liability

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of a trust.
 Typically, a declaration of trust disclaims shareholder liability for acts or obligations of the trust and provides for indemnification out of trust property for all loss and expense of any shareholder held personally liable for the obligations of a trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a particular trust would be unable to meet its obligations.

II.   United States Investment Company Laws and Enforcement

A.    General

In the United States, pooled investment management arrangements which offer shares to the public are governed by a variety of federal statutes and regulations. Most mutual funds are subject to these laws. Among the more significant of these statutes are:

1.    Investment Company Act of 1940

The Investment Company Act of 1940, as amended (the "1940 Act"), in general, requires investment companies to register as such with the U.S. Securities and Exchange Commission (the "SEC"), and to comply with a number of substantive regulations of their operations. The 1940 Act requires an investment company, among other things, to provide periodic reports to its shareholders.

2.    Securities Act of 1933

The Securities Act of 1933, as amended (the "1933 Act"), regulates many sales of securities. The Act, among other things, imposes various registration requirements upon sellers of securities and provides for various liabilities for failures to comply with its provisions or in respect of other specified matters.

3.    Securities Exchange Act of 1934

The Securities Exchange Act of 1934, as amended (the "1934 Act"), regulates a variety of matters involving, among other things, the secondary trading of securities, periodic reporting by the issuers of securities, and certain of the activities of transfer agents and brokers and dealers.

4.    The Internal Revenue Code

An investment company is generally an entity subject to federal income taxation under the Internal Revenue Code of 1986, as amended (the "Code"). However, under the Code, an investment company may be relieved of federal taxes on income and gains it distributes to shareholders if it qualifies as a "regulated investment company" under the Code for federal income tax purposes and meets all other necessary requirements.

5.    Other laws

The Fund is subject to the provisions of other laws, rules, and regulations applicable to the Fund or its operations, such as, for example, various state laws regarding the sale of the Fund's shares.

B.    Outline of the Supervisory Authorities

Among the regulatory authorities having jurisdiction over the Fund or certain of its operations are the SEC and state regulatory agencies or authorities.

1. The SEC has broad authority to oversee the application and enforcement of the federal securities laws, including the 1940 Act, the 1933 Act, and the 1934 Act, among others, to the Fund. The 1940 Act provides the SEC broad authority to inspect the records of investment companies, to exempt investment companies or certain practices from the provisions of the Act, and otherwise to enforce the provisions of the Act.

2. State authorities typically have broad authority to regulate the activities of brokers, dealers, or other persons directly or indirectly engaged in activities related to the offering and sale of securities to their residents or within their jurisdictions.

C.    Offering Shares to the Public

An investment company ("investment company" or "fund") offering its shares to the public must meet a number of requirements, including, among other things, registration as an investment company under the 1940 Act; registration of the sale of its shares under the 1933 Act; registration of the fund, the sale of its shares, or both, with state securities regulators; delivery of a current prospectus to current or prospective investors; and so forth. Many of these requirements must be met not only at the time of the original offering of the fund's shares, but compliance must be maintained or updated from time to time throughout the life of the fund.

D.    Ongoing Requirements

Under U.S. law, a fund that continuously offers its shares is subject to numerous ongoing requirements, including, but not limited to;

1. Updating its prospectus if it becomes materially inaccurate or misleading;

2.    Annual update of its registration statement;

3. Filing semi-annual and annual financial reports with the SEC and distributing them to shareholders;

4. Annual trustee approval of investment advisory arrangements, distribution plans, underwriting arrangements, errors and omissions/director and officer liability insurance, foreign custody arrangements, and auditors;

5.    Maintenance of a code of ethics; and

6. Periodic board review of certain fund transactions, dividend payments, and payments under a fund's distribution plan.

III.  Management of a Fund

The board of directors or trustees of a fund are responsible for generally overseeing the conduct of a fund's business. The officers and agents of a fund are generally responsible for the day-to-day operations of a fund. The trustees and officers of a fund may or may not receive a fee for their services.

The investment adviser to a fund is typically responsible for implementing the fund's investment program. The adviser typically receives a fee for its services based on a percentage of the net assets of a fund. Certain rules govern the activities of investment advisers and the fees they may charge. In the United States, investment advisers to investment companies must be registered under the Investment Advisers Act of 1940, as amended.

IV.   Share Information

A.    Valuation

Shares of a fund are generally sold at the net asset value next determined after an order is received by a fund, plus any applicable sales charges. A fund normally calculates its net asset value per share by dividing the total value of its assets, less liabilities, by the number of its shares outstanding. Shares are typically valued as of the close of regular trading on the New York Stock Exchange (4:00 p.m., New York time) each day the Exchange is open.

B.    Redemption

Shareholders may generally sell shares of a fund to that fund any day the New York Stock Exchange is open for business at the net asset value next computed after receipt of the shareholders' order. Under unusual circumstances, a fund may suspend redemptions, or postpone payment for more than seven says, if permitted by U.S. securities laws. A fund may charge redemption fees as described in its prospectus.

C.    Transfer agency

The transfer agent for a fund typically processes the transfer of shares, redemption of shares, and payment and/or reinvestment of distributions.

V.    Shareholder Information, Rights and Procedures for the Exercise of
Such Rights

A.    Voting Rights

Voting rights vary from fund to fund. In the case of many funds organized as Massachusetts business trusts, shareholders are entitled to vote on the election of trustees, approval of investment advisory agreements, underwriting agreements, and distribution plans (or amendments thereto), certain mergers or other business combinations, and certain amendments to the declaration of trust. Shareholder approval is also required to modify or eliminate a fundamental investment policy.

B.    Dividends

Shareholders are typically entitled to receive dividends when and if declared by a fund's trustees. In declaring dividends, the trustees will normally set a record date, and all shareholders of record on that date will be entitled to receive the dividend paid.

C.    Dissolution

A shareholder would normally be entitled to receive the net assets of a fund which were liquidated in accordance with the proportion of the fund's outstanding shares he owns.

D.    Transferability

Shares of a fund are typically transferable without restriction.

E.    Right to Inspection

Shareholders of a Massachusetts business trust have the right to inspect the records of the trust as provided in the declaration of trust or as otherwise provided by applicable law.

VI.   U.S. Tax Matters

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Code.

As a regulated investment company qualifying to have its tax liability determined under Subchapter M, the Fund will not be subject to U.S. federal income tax on any of its net investment income or net realized capital gains that are distributed to its shareholders. In addition, as a Massachusetts business trust, the Fund under present Massachusetts law is not subject to any excise or income taxes in Massachusetts.

In order to qualify as a "regulated investment company" and to receive the favorable tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; (b) distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income, and the excess, if any, of its net short-term capital gains over net long-term capital losses for such year; (c) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government Securities, securities of other regulated investment companies and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25 % of the value of its assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses.

If the Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends
(including capital gain dividends).

If the Fund failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

If the Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the Fund is permitted so to elect and so elects), plus any retained amount from the prior year, the Fund will be subject to a 4% excise tax on the undistributed amounts. A dividend paid to shareholders by the Fund in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

Fund distributions will be taxable to shareholders as ordinary income, except that any distributions designated by the Fund as deriving from net gains on securities held for more than one year will be taxable as such, regardless of how long a shareholder has held shares in the Fund.
 Distributions will be taxable as described above whether received in cash or in shares through the reinvestment of distributions. Shareholders who are not subject to U.S. federal income tax on their income generally will not have to pay such tax on amounts distributed to them.

Distributions from capital gains are made after applying any available capital loss carryovers.

The Fund's transactions in non-U.S. currencies, non-U.S.
currency-denominated debt securities and certain non-U.S. currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the non-U.S. currency concerned.

Investment by the Fund in "passive non-U.S. investment companies" could subject the Fund to a U.S. federal income tax or other charge on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive non-U.S. investment company as a "qualified electing fund".

A "passive non-U.S. investment company" is any non-U.S. corporation: (i) 75 percent or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and non-U.S. currency gains. Passive income for this purpose does not include rents and royalties received by the non-U.S. corporation from active business and certain income received from related persons.

The Fund's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.

The Fund generally is required to withhold and remit to the U.S. Treasury 31% of the taxable dividends and other distributions paid to any individual shareholder who fails to furnish the Fund with a correct taxpayer identification number (TIN), who has under-reported dividends or interest income, or who fails to certify to the fund that he or she is not subject to such withholding. Shareholders who fail to furnish their correct TIN are subject to a penalty of $50 for each such failure unless the failure is due to reasonable cause and not wilful neglect. An individual's taxpayer identification number is his or her social security number.

New regulations relating to withholding tax on income paid to foreign persons (the "New Withholding Regulations") will generally be effective for payments made after December 31, 2000. The New Withholding Regulations modify and, in general, unify the way in which non-U.S. investors establish their status as non-U.S. States "beneficial owners" eligible for withholding exemptions including a reduced treaty rate or an exemption from backup withholding. For example, the new regulations will require new forms, which non-U.S. investors will generally have to provide earlier that they would have had to provide replacements for expiring existing forms.

The New Withholding Regulations clarify withholding agents' reliance standards. They also require additional certifications for claiming treaty benefits. For example, a non-U.S. investor may be required to provide a TIN, and may have to certify that he/she "derives" the income with respect to which the treaty benefit is claimed within the meaning of applicable regulations. The New Withholding Regulations also provides somewhat different procedures for foreign intermediaries and flow-through entities, such as foreign partnerships, to claim the benefit of applicable exemptions on behalf of non-U.S. investors for which or for whom they receive payments. The New Withholding Regulations also amend the foreign broker office definition as it applies to partnerships.

The New Withholding Regulations are complex and this summary does not completely describe them. Non-U.S. investors should consult with their tax advisors to determine how the New Withholding Regulations will affect their particular circumstances.

Non-U.S. investors should consult their tax advisors concerning the tax consequences of ownership of shares of the fund, including the possibility that distributions may be subject to a 30% United States withholding tax (or a reduced rate of withholding provided by treaty), the possibility that a non-U.S. investor may be subject to U.S. tax on capital gain distributions and gains realized upon the sale of fund shares if the investor is present in the United States for at least 31 days during the taxable year (and certain other conditions apply), or the possibility that a non-U.S. investor may be subject to U.S. tax on income from the fund that is "effectively connected" with a U.S. trade or business carried on by such an investor. Shareholders residing in Japan should consult "Tax Treatment of Shareholders in Japan "on page 38 of the Annual Report.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative actions. Dividends and distributions also may be subject to foreign, state or local taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, state, local or foreign taxes. The foregoing discussion relates solely to U.S. federal income tax law.

VII.  Important Participants in Offering of Mutual Fund Shares

A.    Investment Company

Certain pooled investment vehicles qualify as investment companies under the 1940 Act. There are open-end investment companies (those which offer redeemable securities) and closed-end investment companies (any others).

B.    Investment Adviser/Administrator

The investment adviser is typically responsible for the implementation of an investment company's investment program. It, or another affiliated or unaffiliated entity, may also perform certain record keeping and administrative functions.

C.    Underwriter

An investment company may appoint one or more principal underwriters for its shares. The activities of such a principal underwriter are generally governed by a number of legal regimes, including, for example, the 1940 Act, the 1933 Act, the 1934 Act, and state laws.

D.    Transfer Agent

A transfer agent performs certain bookkeeping, data processing, and administrative services pertaining to the maintenance of shareholder accounts. A transfer agent may also handle the payment of any dividends declared by the trustees of a fund.

E.    Custodian

A custodian's responsibilities may include, among other things, safeguarding and controlling a fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on a fund's investments.

II.   FINANCIAL CONDITIONS OF THE INVESTMENT MANAGEMENT COMPANY

The description in this item is same as the description in II. FINANCIAL CONDITIONS OF THE INVESTMENT MANAGEMENT COMPANY of the Securities Report set forth below (Ditto, from page 181 to page 199)

III.  FORM OF FOREIGN INVESTMENT FUND SECURITIES

Main items to be set forth on the share certificate of the Fund (if issued) are as follows:-

(1)   Front

a.    Name of the Fund

b.    Number of shares represented

c.    Signatures of the Chairman and Transfer Agent

d. Description stating that the Declaration of Trust applies to shareholders and assignees therefrom

(2)   Back

a.    Space for endorsement

b.    Description concerning delegation of transfer agency



                        ANNUAL SECURITIES REPORT

                            (the Fifth Term)
                        From:  December 1, 1998
                         To:  November 30, 1999

                    PUTNAM HIGH YIELD ADVANTAGE FUND


                            SECURITIES REPORT
                            (the Fifth Term)
                         From:  December 1, 1998
                          To:  November 30, 1999

To:  Director of Kanto Local Finance Bureau

Filing Date :  April 21, 2000

Name of the Registrant Fund:              PUTNAM HIGH YIELD ADVANTAGE FUND

Name and Official Title of                Charles E. Porter
Representative of Trust:                  Executive Vice President

Address of Principal Office:              One Post Office Square
                                          Boston, Massachusetts 02109
                                          U. S. A.

Name and Title of Registration Agent:     Harume Nakano
                                          Attorney-at-Law
                                          Signature [Harume Nakano]
                                          -------------------------
                                                            (Seal)

                                          Ken Miura
                                          Attorney-at-Law
                                          Signature [Ken Miura]
                                          ---------------------
                                                            (Seal)

Address or Place of Business              Kasumigaseki Building, 25th Floor
                                          2-5, Kasumigaseki 3-chome
                                          Chiyoda-ku, Tokyo

Name of Liaison Contact:                  Harume Nakano
                                          Ken Miura
                                          Attorneys-at-Law

Place of Liaison Contact:                 Hamada & Matsumoto
                                          Kasumigaseki Building, 25th Floor
                                          2-5, Kasumigaseki 3-chome
                                          Chiyoda-ku, Tokyo

Phone Number:                             03-3580-3377

Places where a copy of this Securities Report is available for Public
                               Inspection

                             Not applicable.

(Total number of pages of this Securities Report in Japanese is 69 including the front page)


C O N T E N T S

                                                Japanese    This
                                                Original    English
                                                            Translation

I.    DESCRIPTION OF THE FUND                           1          1

1.    GENERAL INFORMATION                               1          1

2.    INVESTMENT POLICY                                 5          6

3.    MANAGEMENT STRUCTURE                              8         11

4.    INFORMATION CONCERNING THE EXERCISE
      OF RIGHTS BY SHAREHOLDERS                        17         25

5.    STATUS OF INVESTMENT PORTFOLIO                   19         30

II.   OUTLINE OF THE FUND                              22         34

III.  OUTLINE OF THE OTHER RELATED COMPANIES           51         68

IV.   FINANCIAL CONDITIONS OF THE FUND                 53         70

V.    FINANCIAL CONDITIONS OF THE INVESTMENT          157         77
      MANAGEMENT COMPANY (translated from
      the English source:
      omitted in English Translation)

 VI.  SUMMARY OF INFORMATION CONCERNING THE
      EXERCISE OF RIGHTS BY HOLDERS OF
      FOREIGN INVESTMENT FUND SECURITIES              174         77

VII.  REFERENCE INFORMATION                           174         77

Note 1: The exchange rate of U.S. Dollars ("dollar" or "$") into
        Japanese Yen is [YEN] 109.90 for one U.S. Dollar, which is the actual Middle point between the selling and buying currency rate by Telegraphic transfer on February 29, 2000 quoted by The Bank of Tokyo-Mitsubishi, Ltd. The same applies hereinafter.

Note 2: In this report, money amounts and percentages have been rounded. Therefore, there are cases in which the amount for the "total" column is not equal to the aggregate amount. Also, conversion into other currencies is done simply by multiplying the corresponding amount by the conversion rate specified and rounded up when necessary. As a result, in this report, there are cases in which figures for the same information differ from each other.

Note 3: In this report, "fiscal year" refers to a year from December 1 to November 30 of the following year.

I.    DESCRIPTION OF THE FUND

1.    GENERAL INFORMATION

(A)   Outline of Laws Regulating the Fund in the Jurisdiction Where
Established:

(1)   Name of the Fund: Putnam High Yield Advantage Fund (the "Fund")

(2)   Form of the Fund

Putnam High Yield Advantage Fund is a Massachusetts business trust organized on January 13, 1986. A copy of the Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of Massachusetts.

The Fund is an open-end, diversified management investment company with an unlimited number of authorized shares of beneficial interest. The Trustees may, without shareholder approval, create two or more series of shares representing separate investment portfolios.

Any such series of shares may be divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees determine. The Fund's shares are not currently divided into series. Only the Fund's class M shares are currently offered in Japan. The Fund may also offer other classes of shares with different sales charges and expenses. Because of these different sales charges and expenses, the investment performance of the classes will vary.

Each share has one vote, with fractional shares voting proportionally. Shares of all classes will vote together as a single class except when otherwise required by law or as determined by the Trustees. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if the Fund were liquidated, would receive the net assets of the Fund. The Fund may suspend the sale of shares at any time and may refuse any order to purchase shares. Although the Fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.

If a shareholder owns fewer shares than the minimum set by the Trustees (presently 20 shares), the Fund may redeem a shareholder's shares. Shareholders will receive at least 30 days' written notice before the Fund redeems shareholder's shares, and shareholders may purchase additional shares at any time to avoid a redemption. The Fund may also redeem shares if shareholders own shares above a maximum amount set by the Trustees. There is presently no maximum, but the Trustees may establish one at any time, which could apply to both present and future shareholders.

(3)   Governing Laws

The Fund was created under, and is subject to, the laws of the Commonwealth of Massachusetts. The sale of the Fund's shares is subject to, among other things, the Securities Act of 1933, as amended, and other federal and state securities laws. The Fund also intends to continue to qualify each year and elect to be taxed as a regulated investment company under the United States Internal Revenue Code of 1986, as amended.

The following is a broad outline of certain of the principal statutes regulating the operations of the Fund in the U.S.:

a. Massachusetts General Laws, Chapter 182 - Voluntary Associations and Certain Trusts

Chapter 182 provides in part as follows:

A copy of the declaration of trust must be filed with the Secretary of State of the Commonwealth of Massachusetts and with the Clerk of the City of Boston. Any amendment of the declaration of trust must be filed with the Secretary and the Clerk within thirty days after the adoption of such amendment.

A trust must annually file with the Secretary of State on or before June 1 a report providing the name of the trust, its address, number of shares outstanding and the names and addresses of its trustees.

Penalties may be assessed against the trust for failure to comply with certain of the provisions of Chapter 182.

b.    Investment Company Act of 1940

The Investment Company Act of 1940, as amended (the "1940 Act"), in general, requires investment companies to register as such with the U.S. Securities and Exchange Commission (the "SEC"), and to comply with a number of substantive regulations of their operations. The 1940 Act requires an investment company, among other things, to provide periodic reports to its shareholders.

c.    Securities Act of 1933

The Securities Act of 1933, as amended (the "1933 Act"), regulates many sales of securities. The Act, among other things, imposes various registration requirements upon sellers of securities and provides for various liabilities for failures to comply with its provisions or in respect of other specified matters.

d.    Securities Exchange Act of 1934

The Securities Exchange Act of 1934, as amended (the "1934 Act"), regulates a variety of matters involving, among other things, the secondary trading of securities, periodic reporting by the issuers of securities, and certain of the activities of transfer agents and brokers and dealers.

e.    The Internal Revenue Code

The Fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders.

f.    Other laws

The Fund is subject to the provisions of other laws, rules, and regulations applicable to the Fund or its operations, such as, for example, various state laws regarding the sale of the Fund's shares.

(B)  Outline of the Supervisory Authorities

Among the regulatory authorities having jurisdiction over the Fund or certain of its operations are the SEC and state regulatory agencies or authorities.

a. The SEC has broad authority to oversee the application and enforcement of the federal securities laws, including the 1940 Act, the 1933 Act, and the 1934 Act, among others, to the Fund. The 1940 Act provides the SEC broad authority to inspect the records of investment companies, to exempt investment companies or certain practices from the provisions of the Act, and otherwise to enforce the provisions of the Act.

b. State authorities typically have broad authority to regulate the offering and sale of securities to their residents or within their jurisdictions and the activities of brokers, dealers, or other persons directly or indirectly engaged in related activities.

(C)  Objective and Basic Nature of the Fund:

GOAL

The Fund seeks high current income. capital growth is a secondary goal when consistent with achieving high current income.

MAIN INVESTMENT STRATEGIES- LOWER-RATED BONDS

The Fund invests mostly in bonds that

-    are obligations of U.S. corporations,

-    are below investment-grade in quality ("junk bonds"), and

-    have intermediate-to long-term maturities (three years or longer).

MAIN RISKS

The main risks that could adversely affect the value of the Fund's shares and the total return on investors' investment include:

- The risk that issuers of the Fund's investments will not make timely payments of interest and principal. This credit risk is higher for debt that is below investment grade in quality. Because the Fund invests significantly in junk bonds, this risk is heightened for the fund. Investors should carefully consider the risks associated with an investment in the Fund.

- The risk that movements in financial markets will adversely affect the value of the Fund's investments. This risk includes interest rate risk, which means that the prices of the Fund's investments are likely to fall if interest rates rise. Interest rate risk is generally higher for investments with longer maturities.

Investors can lose money by investing in the Fund. The Fund may not achieve its goal, and is not intended as a complete investment program. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

(D)  History of the Fund:

      January 13, 1986:       Organization of the Fund as a Massachusetts
                              business trust. Adoption of the Agreement and Declaration of Trust.

      May 5, 1994:            Adoption of the Amended and Restated Agreement
                              and Declaration of Trust.

(E)  Affiliated Companies of the Fund:

Names and related business of the affiliated companies of the Fund are as follows:

(1)   Putnam Investment Management, Inc. ("Investment Management
Company") renders investment management services to the Fund.

(2) Putnam Fiduciary Trust Company (the "Custodian" and "Investor Servicing Agent") acts as custodian and investor servicing agent.

(3) Putnam Mutual Funds Corp. ("Principal Underwriter") provides marketing services to the Fund.

(4) Kokusai Securities Co., Ltd. ("Distributor in Japan" and "Agent Company") engages in forwarding purchase or repurchase orders for the Shares in Japan and also acts as the agent company.



                       Related Companies of the Fund

                                  Fund

                      Putnam High Yield Advantage Fund

                                        Trustees             Investor Servicing
                                    (Agreement and               Agreement
                                  Declaration of Trust)

           Distribution Agreement              Custodian Agreement

                  Principal                                      Custodian
                 Underwriter                                     Investor
                                                              Servicing Agent
           Putnam Mutual Funds Corp.
                                                              Putnam Fiduciary
             (acts as distributor)                              Trust Company

                                                            (acts as custodian
                                                                and investor
                                                              servicing agent
                                                                of the Fund)

          Japan Dealer Sales Agreement

                   Agent Company Agreement         Management Contract

                     Distributor in Japan         Investment Management
                        Agent Company                  Company

                 Kokusai Securities Co., Ltd.      Putnam Investment
                                                    Management, Inc.
                   (forwarding of sales in
                Japan and rendering of service     (acts as investment
                       as agent company)            management of the
                                                    Fund and investment
                                                    adviser concerning
                                                     the Fund's assets)


2.    INVESTMENT POLICY

(A)   Basic Policy for Investment and Objectives of Investment
(including risk factors):

Any investment carries with it some level of risk that generally reflects its potential for reward. Investment Management Company pursues the Fund's goal (high current income and capital growth) by investing mainly in lower-rated bonds. Investment Management Company will consider, among other things, credit, interest rate and prepayment risks as well as general market conditions when deciding whether to buy or sell investments. A description of the risks associated with the Fund's main investment strategies follows.

Interest rate risk.

The values of bonds and other debt usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument's value usually will not affect the amount of interest income paid to the Fund, but will affect the value of the Fund's shares. Interest rate risk is generally greater for investments with longer maturities.

Some investments give the issuer the option to call, or redeem, their securities before their maturity date. If an issuer calls its security during a time of declining interest rates, Investment Management Company might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.

"Premium investments" offer interest rates higher than prevailing market rates. However, they involve a greater risk of loss, because their values tend to decline over time. An investor may find it useful to compare the Fund's yield, which factors out the effect of premium investments, with its current dividend rate, which does not factor out that effect.

Credit risk.

Investors normally expect to be compensated in proportion to the risk they are assuming. Thus, debt of issuers with poor credit prospects usually offers higher yields than debt of issuers with more secure credit. Higher-rated investments generally have lower credit risk.

Investment Management Company invests mostly in higher-yielding, higher-risk debt investments that are rated below BBB or its equivalent at the time of purchase by each nationally recognized securities rating agency rating such investments, or are unrated investments that Investment Management Company believes are of comparable quality. Investment Management Company may invest up to 15% of the Fund's total assets in debt investments rated below CCC or its equivalent, at the time of purchase, by each agency rating such investments, including investments in the lowest rating category of the rating agency, and unrated investments that Investment Management Company believes are of comparable quality. Investment Management Company will not necessarily sell an investment if its rating is reduced after Investment Management Company buys it.

Investments rated below BBB or its equivalent are known as "junk bonds." This rating reflects a greater possibility that the issuer may be unable to make timely payments of interest and principal and thus default. If this happens, or is perceived as likely to happen, the values of those investments will usually be more volatile and are likely to fall. A default or expected default could also make it difficult for the Fund to sell the investments at prices approximating the values Investment Management Company had previously placed on them. Lower-rated debt usually has a more limited market than higher-rated debt, which may at times make it difficult for the Fund to buy or sell certain debt instruments or to establish their fair value. Credit risk is generally greater for investments that are issued at less than their face value and that are required to make payment of interest only at maturity rather than at intervals during the life of the investment.

Credit ratings are based largely on the issuer's historical financial condition and the rating agencies' investment analysis at the time of rating. The rating assigned to any particular investment does not necessarily reflect the issuer's current financial condition, and does not reflect an assessment of an investment's volatility or liquidity. Although Investment Management Company considers credit ratings in making investment decisions, Investment Management Company performs its own investment analysis and do not rely only on ratings assigned by the rating agencies. The Fund depends more on Investment Management Company's ability in buying lower-rated debt than it does in buying investment-grade debt. Investment Management Company may have to participate in legal proceedings or take possession of and manage assets that secure the issuer's obligations. This could increase the Fund's operating expenses and decrease its net asset value.

Although investment-grade investments generally have lower credit risk, they may share some of the risks of lower-rated investments.

Non-U.S. investments.

Investment Management Company may invest in securities of non-U.S. issuers. Non-U.S. investments involve certain special risks. For example, their values may drop in response to changes in currency exchange rates, unfavorable political and legal developments, unreliable or untimely information, or economic and financial instability. In addition, the liquidity of these investments may be more limited than domestic investments, which means Investment Management Company may at times be unable to sell them at desirable prices. Non-U.S. settlement procedures may also involve additional risks. These risks are generally greater in the case of developing (also known as emerging) markets that typically have less developed legal and financial systems.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in non-U.S. currencies, investments in U.S. companies that are traded in non-U.S. markets, or investments in U.S. companies that have significant non-U.S. operations. Special U.S. tax considerations may apply to Investment Management Company's non-U.S. investments.

Illiquid investments.

Investment Management Company may invest up to 15% of the Fund's assets in illiquid investments, which may be considered speculative. Illiquid investments are investments that may be difficult to sell. The sale of many of these investments is limited by law. Investment Management Company may not be able to sell the Fund's illiquid investments when Investment Management Company considers it desirable to do so or Investment Management Company may be able to sell them only at less than their market value.

Other investments.

In addition to the main investment strategies described above, Investment Management Company may also make other types of investments, such as investments in derivatives, including futures, options, warrants and swap contracts, equity securities, assignments of and participations in fixed and floating rate loans, which may be subject to other risks.

Alternative strategies.

At times Investment Management Company may judge that market conditions make pursuing the Fund's usual investment strategies inconsistent with the best interests of its shareholders. Investment Management Company then may temporarily use alternative strategies that are mainly designed to limit losses. However, Investment Management Company may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the Fund to miss out on investment opportunities, and may prevent the Fund from achieving its goal.

Changes in policies

The Fund's Trustees may change the Fund's goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

(B)   Restrictions on Investment:

Except for the policies designated as fundamental below, the investment policies described in this document are not fundamental policies. The Trustees may change any non-fundamental policy without shareholders' approval. As fundamental investment restrictions, which may not be changed without a vote of a majority of the outstanding voting securities, the Fund may not and will not:

(1) Borrow money in excess of 10% of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. Such borrowings will be repaid before any additional investments are purchased.

(2) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

(3) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

(4) Purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell financial futures contracts and options and may enter into foreign exchange contracts and other financial transactions not involving physical commodities.

(5) Make loans, except by purchase of debt obligations in which the Fund may invest consistent with its investment policies, by entering into repurchase agreements, or by lending its portfolio securities.

(6) With respect to 75% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities.

(7) With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer.

(8) Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, more than 25% of the Fund's total assets would be invested in any one industry.

(9) Issue any class of securities which is senior to the Fund's shares of beneficial interest, except for permitted borrowings.

The Investment Company Act of 1940 provides that a "vote of a majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding Fund shares, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding Fund shares are represented at the meeting in person or by proxy.

It is contrary to the Fund's present policy, which may be changed without shareholder approval, to:

Invest in (a) securities which are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees of the Fund (or the person designated by the Trustees of the Fund to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the Fund's net assets (taken at current value) would then be invested in securities described in (a), (b) and (c) above.

All percentage limitations on investments (other than pursuant to the non-fundamental restriction above) will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

*The Fund normally invests at least 80% of its assets in debt securities, convertible securities or preferred stocks that Investment Management Company believes are consistent with its primary investment objective of high current income.

*Subject to Trustee approval, it is expected that effective on or about May 4, 2000, this restriction will be eliminated.

The Fund will, so long as shares of the Fund are being offered for sale by the Fund in Japan, comply with the following:

1. The Fund may not invest more than 15% of its net assets in securities that are not traded on an official stock exchange or other regulated market, including, without limitation, the National Association of Securities Dealers Quotation System (this restriction shall not be applicable to bonds determined by Investment Management Company to be liquid and for which a market price (including a dealer quotation) is generally obtainable or determinable).

2. The Fund may not borrow money in excess of 10% of the value of its total assets.

3. The Fund may not make short sales of securities in excess of the Fund's net asset value.

4. The Fund may not, together with other mutual funds managed by Investment Management Company, acquire more than 50% of the outstanding voting securities of any issuer.

If the undertaking is violated, the Fund will, promptly after discovery, take such action as may be necessary to cause the violation to cease, which shall be the only obligation of the Fund and the only remedy in respect of the violation. This undertaking will remain in effect as long as shares of the Fund are qualified for offer or sale in Japan and such undertaking is required by the Japanese Securities Dealers Association as a condition of such qualification.

(C)   Distribution Policy:

The Fund normally distributes any net investment income monthly and any net realized capital gains annually. The Fund normally pays a distribution to Japanese investors who hold shares as of 15th day of each month at the end of each month, provided, however, the distribution may be paid, if at all, at the beginning of the next month.

3.    MANAGEMENT STRUCTURE

(A)   Outline of Management of Assets, etc.:

A.    Valuation of assets:

The Fund determines the net asset value per share of each class of shares once each day the New York Stock Exchange (the "Exchange") is open. Currently, the Exchange is closed Saturdays, Sundays and the following U.S. holidays: New Year's Day, Rev. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, the Fourth of July, Labor Day, Thanksgiving and Christmas. The Fund determines net asset value as of the close of regular trading on the Exchange, currently 4:00 p.m. New York time. However, equity options held by the Fund are priced as of the close of trading at 4:10 p.m., and futures contracts on U.S. government and other fixed-income securities and index options held by the Fund are priced as of their close of trading at 4:15 p.m.

Portfolio securities for which market quotations are readily available are valued at market value. Long-term corporate bonds and notes for which market quotations are not considered readily available are valued at fair value on the basis of valuations furnished by a pricing service approved by the Trustees which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term investments that will mature on 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Trustees.

Market quotations are not considered to be readily available for long-term corporate bonds and notes, certain preferred stocks, tax-exempt securities, and certain non-U.S. securities. These investments are valued at fair value on the basis of valuations furnished by pricing services approved by the Trustees, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

If any securities held by the Fund are restricted as to resale, Investment Management Company determines their fair value pursuant to procedures approved by the Trustees. The fair value of such securities is generally determined as the amount which the Fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class, the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

Generally, trading in certain securities (such as non-U.S. securities) is substantially completed each day at various times prior to the close of the Exchange. The values of these securities used in determining the net asset value of the Fund's shares are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds, U.S. government securities, and tax-exempt securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value following procedures approved by the Trustees.

B.   Management Fee, etc.:

(1)  Management Fee:

(a)  Management and Agent Securities Company Fees

Under a Management Contract dated March 20, 1997 the Fund pays a quarterly fee to Investment Management Company based on the average net assets of the fund, as determined at the close of each business day during the quarter, at the annual rate of 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% of any amount thereafter. For the past three fiscal years, pursuant to the Management Contract (and a management contract in effect prior to March 20, 1997, under which the management fee payable to Investment Management Company was paid at an annual rate of 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million and 0.50% of any amount over $1.5 billion), the Fund incurred the following fees:

Fiscal year     Management fee paid

1999            $16,607,601
1998            $23,937,532
1997            $17,916,237

(b)   Custodian Fee

The Custodian is entitled to receive, out of the assets of the Fund reasonable compensation for its services and expenses as Custodian, as agreed from time to time between the Fund and the Custodian.

For the fiscal year ended on November 30, 1999, custodian fees as follows.

      Custodian fee                 $262,459
      Other expenses credit         ($96,855)
      --------------------------------------
      Total Custodian Fee           $165,604

(c)  Charges of the Investor Servicing Agent

The Fund pays to the Investor Servicing Agent such fee, out of the assets of the Fund, as mutually agreed upon in writing from time to time, in the amount, the time and manner of payment.

For the fiscal year ended on November 30, 1999, the Fund paid $2,308,262 as an investor servicing agent fee.

(d)  Fee under Class M Distribution Plan

The Class M distribution plan provides for payments by the Fund to Putnam Mutual Funds at the annual rate of up to 1.00% of average net assets attributable to Class M shares. The Trustees currently limit payments under the Class M distribution plan to the annual rate of 0.50% of such assets.

Payments under the plan are intended to compensate Putnam Mutual Funds Corp. for services provided and expenses incurred by it as principal underwriter of Fund shares, including the payments to dealers mentioned below.

To compensate Kokusai and other dealers further for services provided in connection with the sale of Class M shares and the maintenance of shareholder accounts, Putnam Mutual Funds Corp. makes quarterly payments to Kokusai and such other dealers.

The payments are based on the average net asset value of Class M shares attributable to shareholders for whom Kokusai and other dealers are designated as the dealer of record. Putnam Mutual Funds Corp. makes the payments at an annual rate of 0.25% of such average net asset value of Class M shares.

Putnam Mutual Funds Corp. also pays to Kokusai and other dealers, as additional compensation with respect to the sale of Class M shares, 0.15% of such average net asset value of Class M shares. For Class M shares, the total annual payment to Kokusai and other dealers equals 0.40% of such average net asset value. Putnam Mutual Funds Corp. makes quarterly payments to qualifying dealers.

For the fiscal year ended on November 30, 1999, the Fund paid fees under the Fund's distribution plans of $4,552,917, for the Class M shares.

(e)  Other Expenses:

The Fund pays all of its expenses not assumed by Investment Management Company with respect to its management services. In addition to the investment management, distribution plan fees, shareholder servicing agent expenses and custodian expenses discussed herein, the principal expenses that the Fund is expected to pay include, but are not limited to, fees and expenses of certain of its Trustees; fees of its independent auditors and legal counsel; fees payable to government agencies, including registration and qualification fees attributable to the Fund and its shares under federal and state securities laws; and certain extraordinary expenses. In addition, each class will pay all of the expenses attributable to it. The Fund also pays its brokerage commissions, interest charges and taxes.

The Trustees are responsible for generally overseeing the conduct of Fund business. Subject to such policies as the Trustees may determine, Investment Management Company furnishes a continuing investment program for the Fund and makes investment decisions on its behalf. Subject to the control of the Trustees, Investment Management Company also manages the Fund's other affairs and business.

Each Trustee receives a fee for his or her services. Each Trustee also receives fees for serving as Trustee of other Putnam funds. The Trustees periodically review their fees to assure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes.
The Trustees meet monthly over a two-day period, except in August. The Board Policy Committee, which consists solely of Trustees not affiliated with Investment Management Company and is responsible for recommending Trustee compensation, estimates that Committee and Trustee meeting time together with the appropriate preparation requires the equivalent of at least three business days per Trustee meeting. The following table shows the year each Trustee was first elected a Trustee of the Putnam funds, the fees paid to each Trustee by the Fund for fiscal 1999 and the fees paid to each Trustee by all of the Putnam funds during calendar year 1999:



COMPENSATION TABLE

                                             Pension or     Estimated
                                             retirement     annual         Total
                              Aggregate      benefits       benefits from  compensation
                              compensation   accrued as     all Putnam     from all
                              from           part of        funds upon     Putnam
Trustee/Year                  the Fund(1)    Fund expenses  retirement (2) funds (3)
---------------------------------------------------------------------------------------
Jameson A. Baxter/1994 (4)    $1,937         $  538         $ 95,000       $191,000
Hans H. Estin/1972             1,921          1,254           95,000        190,000
John A. Hill/1985 (4)(5)       2,368            607          115,000        239,750
Ronald J. Jackson/1996 (4)     1,957            564           95,000        193,500
Paul L. Joskow/1997 (4)        1,921            174           95,000        191,000
Elizabeth T. Kennan/1992       1,921            766           95,000        191,000
Lawrence J. Lasser/1992        1,905            583           95,000        189,000
John H. Mullin, III/1997 (4)   1,991            262           95,000        196,000
Robert E. Patterson/1984       1,929            413           95,000        190,250
William F. Pounds/1971 (5)     2,286          1,398          115,000        231,000
George Putnam/1957             1,921          1,299           95,000        190,000
George Putnam, III/1984        1,921            280           95,000        190,000
A.J.C. Smith/1986              1,888            889           95,000        188,000
W. Thomas Stephens/1997 (4)    1,888            244           95,000        188,000
W. Nicholas Thorndike/1992     1,911          1,076           95,000        190,000


(1) Includes an annual retainer and an attendance fee for each meeting attended.

(2) Assumes that each Trustee retires at the normal retirement date. Estimated benefits for each Trustee are based on Trustee fee rates in effect during calendar 1999.

(3) As of December 31, 1999, there were 114 funds in the Putnam family.

(4) Includes compensation deferred pursuant to a Trustee Compensation Deferral Plan. The total amounts of deferred compensation payable by the Fund to Ms. Baxter, Mr. Hill, Mr. Jackson, Mr. Joskow, Mr. Mullin, and Mr. Stephens as of November 30, 1999 were $3,078, $15,707, $11,939,
$5,655, $6,764 and $7,081, respectively, including income earned on such amounts.

(5) Includes additional compensation for service as Vice Chairman of the Putnam funds.

Under a Retirement Plan for Trustees of the Putnam funds (the "Plan"), each Trustee who retires with at least five years of service as a Trustee of the funds is entitled to receive an annual retirement benefit equal to one-half of the average annual compensation paid to such Trustee for the last three years of service prior to retirement. This retirement benefit is payable during a Trustee's lifetime, beginning the year following retirement, for a number of years equal to such Trustee's years of service. A death benefit, also available under the Plan, assures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of (i) ten years or (ii) such Trustee's total years of service.

The Plan Administrator (a committee comprised of Trustees that are not "interested persons" of the fund, as defined in the Investment Company Act of 1940) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled had he or she retired immediately prior to such termination or amendment.

Investment Management Company places all orders for purchases and sales of the Fund's portfolio securities. In selecting broker-dealers, Investment Management Company may consider research and brokerage services furnished to it and its affiliates. Subject to seeking the most favorable price and execution available, Investment Management Company may consider sales of Fund shares (and, if permitted by law, of the other Putnam Funds) as a factor in the selection of broker-dealers. During fiscal 1997, 1998 and 1999, the Fund paid $49,284, $72,056 and $477,523 in brokerage commissions, respectively. During fiscal 1999, the Fund did not pay any fee to brokers and dealers to recognize research, statistical and quotation services provided to Investment Management Company and its affiliates.

For the fiscal year ended on November 30, 1999, the Fund paid
$13,101,615 in other expenses, excluding management fees, investor servicing agent expenses, custodian expenses and payments under its distribution plan.

C.    Sales, Repurchases and Custody:

(1)   Sales of Shares:

a.  Sales in the United States

Investors can open a Fund account with as little as $500 and make additional investments at any time with as little as $50 ($25 through systematic investing). The Fund sells its shares at the offering price, which is the NAV plus any applicable sales charge. Investor's financial advisor or Putnam Investor Services generally must receive investor's completed buy order before the close of regular trading on the New York Stock Exchange for investor's shares to be bought at that day's offering price.

Investors can buy shares:

- Through a financial advisor. Investor's advisor will be responsible for furnishing all necessary documents to Putnam Investor Services, and may charge investor for his or her services.

- Through systematic investing. Investors can make regular investments of $25 or more per month through automatic deductions from investor's bank checking or savings account. Application forms are available through investor's advisor or Putnam Investor Services at 1-800-225-1581.

Investors may also complete an order form and write a check for the amount investors wish to invest, payable to the Fund. Return the check and completed form to Putnam Mutual Funds.

The Fund may periodically close to new purchases of shares or refuse any order to buy shares if the Fund determines that doing so would be in the best interests of the Fund and its shareholders. Currently, shares of the Fund may only be purchased by existing investors.

Class M shares

-     Initial sales charge of up to 3.25%

-     Lower sales charge for investments of $50,000 or more

-     No deferred sales charge

- Lower annual expenses, and higher dividends, than class B shares (not offered in Japan) because of lower 12b-1 fee

- Higher annual expenses, and lower dividends, than class A shares (not offered in Japan) because of higher 12b-1 fee

- No conversion to class A shares so future 12b-1 fee does not decrease

Initial sales charges for class M shares

                                   Class M sales charge
                                    as a percentage of:
                               -------------------------
Amount of purchase              Net amount    Offering
at offering price($)              invested       price*
---------------------------------------------------------
Under 50,000                        3.36%       3.25%
50,000 but under 100,000            2.30        2.25
100,000 but under 250,000           1.52        1.50
250,000 but under 500,000           1.01        1.00
500,000 but under 1,000,000         NONE        NONE
1,000,000 and above                 NONE        NONE
---------------------------------------------------------
*Offering price includes sales charge.

Distribution (12b-1) plan. The Fund has adopted a distribution plan to pay for the marketing of fund shares and for services provided to shareholders. The plan provides for payments at an annual rate (based on average net assets) of up to 1.00%. The Trustees currently limit payments to 0.50% of average net assets. Because these fees are paid out of the Fund's assets on an ongoing basis, they will increase the cost of the investor's investment. An investor may be eligible to buy Class M shares at reduced sales charges. Putnam Mutual Funds Corp. received $523,076, $191,904 and $25,816 in sales charges for Class M shares for fiscal years 1997, 1998 and 1999, respectively of which it retained $52,940, $18,419 and $2,746, respectively.

b.   Sales in Japan

The Fund closed to new record shareholders on December 5, 1997.
(Investors in Japan who purchase shares from Kokusai that are held of record under the name of Kokusai are not considered new record shareholders.) Accordingly, the number of Class M Shares available for purchase in Japan is limited.

In Japan, Shares of the Fund are offered on any Valuation Date during the Subscription Period mentioned in "Section 8. Period of Subscription,
Part I Information concerning Securities" of a securities registration statement pursuant to the terms set forth in "Part I. Information concerning Securities" of the relevant securities registration statement. The Distributor or the Sales Handling Company shall deliver to investors Agreement of Foreign Securities Transactions Account and other prescribed agreements and investors shall submit to the Distributor or the Sales Handling Company an Application for Opening of Transactions Account opened in accordance with Account Agreement. The purchase shall be made in the minimum investment amount of 100 shares and in integral multiples of 10 shares.

The issue price for Shares during the Subscription period shall be the net asset value per Share next calculated on the day on which the Fund has received such application. The Trade Day in Japan is the day when the Distributor or the Sales Handling Company confirms the execution of the order (ordinarily the business day in Japan next following the placement of orders), and payment and delivery shall be made on the fourth Business Day after and including the Trade Day. The sales charge shall be 3.25% of the amount of subscription, all of which will be retained by the KOKUSAI. In addition, investors must pay a 5% consumption tax on the Sales Charge.

The investors having entrusted the Distributor or the Sales Handling Company with custody of the Shares will receive from the Distributor or the Sales Handling Company a certificate of safekeeping in exchange for the purchase price. In such case payment shall be made in yen in principle and the exchange into dollars shall be made at the exchange rate to be determined by the Distributor or the Sales Handling Company based upon the foreign exchange rate on the Tokyo foreign Exchange market as of the Trade Day. The payment may be made in dollars to the extent that the Distributor or the Sales Handling Companies can agree.

In addition, Distributor or Sales Handling Companies who are members of the Japan Securities Dealers' Association cannot continue to sell Shares in Japan when the net assets of the Fund are less than [YEN] 100,000,000 or the Shares otherwise cease to comply with the "Standards of Selection of Foreign Investment Fund Securities" in the "Regulations Concerning the Transaction of Foreign Securities" established by the Association.

(2)   Repurchase of Shares:

a.   Repurchase of shares in the United States

Investors can sell investors' shares back to the Fund any day the New York Stock Exchange is open, either through investors' financial advisor or directly to the Fund. Payment for redemptions may be delayed until the Fund collects the purchase price of shares, which may take up to 15 calendar days after the purchase date.

Selling Shares through investors' financial advisor

Investors' advisor must receive investors' request in proper form before the close of regular trading on the New York Stock Exchange to receive that day's NAV, less any applicable deferred sales charge. Investors' advisor will be responsible for furnishing all necessary documents to Putnam Investor Services on a timely basis and may charge investors for his or her services.

Selling Shares directly to the Fund

Putnam Investor Services must receive investors' request in proper form before the close of regular trading on the New York Stock Exchange in order to receive that day's NAV, less any applicable sales charge.

By mail

Send a letter of instruction signed by all registered owners or their legal representatives to Putnam Investor Services. If investors have certificates for the Shares investors want to sell, investors must include them along with completed stock power forms.

By telephone

Investors may use Putnam's telephone redemption privilege to redeem Shares valued at less than $100,000 unless investors have notified Putnam Investor Services of an address change within the preceding 15 days, in which case other requirements may apply. Unless investors indicate otherwise on the account application, Putnam Investor Services will be authorized to accept redemption instructions received by telephone.

The telephone redemption privilege is not available if there are certificates for investors' Shares. The telephone redemption privilege may be modified or terminated without notice.

Additional requirements.

In certain situations, for example, if an investor sells shares with a value of $100,000 or more, the signatures of all registered owners or their legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institutions. In addition, Putnam Investors Services usually requires additional documents for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. For more information concerning Putnam's signature guarantee and documentation requirements, contact Putnam Investor Services.

When will the Fund pay investors?

The Fund generally sends investors payment for investor's Shares the business day after investor's request is received. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for seven days, as permitted by federal securities law.

Redemption by the Fund

If investors own fewer Shares than the minimum set by the Trustees (presently 20 shares), the Fund may redeem investors' Shares without investors' permission and send investors the proceeds. The Fund may also redeem Shares if investors own Shares more than a maximum amount set by the Trustees. There is presently no maximum, but the Trustees could set a maximum that applies to both present and future shareholders.

b.   Repurchase in Japan

Shareholders in Japan may at any time request repurchase of their Shares without a contingent deferred sales charge. Repurchase requests in Japan may be made to Investor Servicing Agent through the Distributor or the Sales and Handling Company on a Fund Business Day that is also a business day of securities companies in Japan.

The price a shareholder in Japan will receive is the next net asset value calculated after the Fund receives the repurchase request from Kokusai. The price shall be paid in yen through the Distributor or the Sales Handling Companies pursuant to the Account Agreement or, if the Distributor or the Sales Handling Companies agree, in dollars.

(3)   Suspension of Repurchase:

The Fund may suspend shareholders' right of redemption, or postpone payment for more than seven days, if the New York Stock Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the Securities and Exchange Commission during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the Commission for protection of investors.

(4)   Custody of Shares:

In non-U.S. markets where the Shares are offered, the Share certificates shall be held by the Shareholders at their own risk.

The custody of the Share certificates (if issued) sold to Japanese Shareholders shall be held, in the name of the custodian, by the custodian of Kokusai. Certificates of custody for the Shares shall be delivered by the Distributors or the Sales Handling Companies to the Japanese Shareholders.

The foregoing does not apply to the cases in which Japanese Shareholders keep the Shares in custody at their own risk.

D.    Miscellaneous:

(1)   Duration and Liquidation:

Unless terminated, the Fund shall continue without limitation of time. The Fund may be terminated at any time by vote of Shareholders holding at least 66 2/3% of the Shares entitled to vote or by the Trustees of the Fund by written notice to the Shareholders.

(2)   Accounting Year:

The accounts of the Fund will be closed each year on November 30th.

(3)   Authorized Shares:

There is no prescribed authorized number of Shares, and Shares may be issued from time to time.

(4)   Agreement and Declaration of Trust:

Originals or copies of the Agreement and Declaration of Trust, as amended, are on file with the Secretary of State of the Commonwealth of Massachusetts and with the Clerk of the City of Boston.

The Agreement and Declaration of Trust may be amended at any time by an instrument in writing signed by a majority of the then Trustees when authorized to do so by vote of Shareholders holding a majority of the Shares entitled to vote, except that an amendment which shall affect the holders of one or more series or classes of Shares but not the holders of all outstanding series and classes shall be authorized by vote of the Shareholders holding a majority of the Shares entitled to vote of each series and class affected and no vote of Shareholders of a series or class not affected shall be required. Amendments having the purpose of changing the name of the Trust or of supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision contained therein shall not require authorization by Shareholder vote.

In Japan, material changes in the Agreement and Declaration of Trust shall be published and the notice thereof shall be sent to the Japanese Shareholders.

(5)   Issue of Warrants, Subscription Rights, etc.:

The Fund may not grant privileges to purchase shares of the Fund to shareholders or investors by issuing warrants, subscription rights or options, or other similar rights.

(6)   How Performance is Shown:

Fund advertisements may, from time to time, include performance information. "Yield" for each class of shares is calculated by dividing the annualized net investment income per share during a recent 30-day period by the maximum public offering price per share of the class on the last day of that period.

For purposes of calculating yield, net investment income is calculated in accordance with SEC regulations and may differ from net investment income as determined for tax purposes. SEC regulations require that net investment income be calculated on a "yield-to-maturity" basis, which has the effect of amortizing any premiums or discounts in the current market value of fixed-income securities. The current dividend rate is based on net investment income as determined for tax purposes, which may not reflect amortization in the same manner.

Yield is based on the price of the shares, including the maximum initial sales charge.

"Total return" for the one-, five- and ten-year periods (or for the life of the Fund, if shorter) through the most recent calendar quarter represents the average annual compounded rate of return on an investment of $1,000 in the Fund at the maximum public offering price (in the case of class A (not offered in Japan) and class M shares) or reflecting the deduction of any applicable contingent deferred sales charge (in the case of class B shares (not offered in Japan)). Total return may also be presented for other periods or based on investment at reduced sales charge levels. Any quotation of investment performance not reflecting the maximum initial sales charge or contingent deferred sales charge would be reduced if the sales charge were used. For the one-year, five-year and ten-year periods ended November 30, 1999, the average annual total return for Class M shares of the Fund was -0.68%, 6.08% and 9.01%, respectively. Returns for Class M shares reflect the deduction of the current maximum initial sales charge of 3.25% for Class M shares.
 Returns shown for Class M shares for periods prior to December 1, 1994 are derived from the historical performance of Class A shares, adjusted to reflect both the deduction of the initial sales charge and the higher operating expenses applicable to Class M shares. The 30-day yield for the Class M shares of the Fund at public offering price (POP), for the period ended November 30,1999 was 10.71%.

All data are based on past investment results and do not predict future performance. Investment performance, which will vary, is based on many factors, including market conditions, portfolio composition, Fund operating expenses and the class of shares the investor purchases. Investment performance also often reflects the risks associated with the Fund's investment objectives and policies. These factors should be considered when comparing the Fund's investment results with those of other mutual funds and other investment vehicles.

Quotations of investment performance for any period when an expense limitation was in effect will be greater than if the limitation had not been in effect. Fund performance may be compared to that of various indexes.

(B)  Outline of Disclosure System:

(1)   Disclosure in U.S.A.:

(i)   Disclosure to shareholders

In accordance with the Investment Company Act of 1940, the Fund is required to send to its shareholders annual and semi-annual reports containing financial information.

(ii)  Disclosure to the SEC

The Fund has filed a registration statement with the SEC on Form N-1A; the Fund updates that registration statement periodically in accordance with applicable law.

(2)   Disclosure in Japan:

a.   Disclosure to the Supervisory Authority:

(i)   Disclosure Required under the Securities and Exchange Law:

When the Fund intends to offer Shares amounting to more than 100 million yen in Japan, it shall submit to the Director of Kanto Local Finance Bureau securities registration statements together with the copies of the Agreement and Declaration of Trust and the agreements with major related companies as attachments thereto. The said documents are made available for public inspection for the investors and any other persons at Kanto Local Finance Bureau of the Ministry of Finance.

The Distributors or the Sales Handling Companies in Japan of the Shares shall deliver to the investors prospectuses the contents of which are substantially identical with Part I and Part II of the securities registration statements. For the purpose of disclosure of the financial conditions, etc., the Fund shall submit to the Director of Kanto Local Finance Bureau securities reports within 6 months of the end of each fiscal year, semi-annual reports within 3 months of the end of each semi-annual year and extraordinary reports from time to time when changes occur as to material subjects of the Fund. These documents are available for public inspection for the investors and any other persons at Kanto Local Finance Bureau of the Ministry of Finance.

(ii) Disclosure Required under the Law Concerning Securities Investment Trust Fund and Securities Investment Company:

When the Investment Management Company handles offering or selling of Fund Shares in Japan, the Investment Management Company must file with the Director of Finance Supervisory Agency a prior notification concerning certain matters of the Fund in accordance with the Law Concerning Securities Investment Trust Fund and Securities Investment Company (the "Investment Fund Law"). Also, when the Investment Management Company makes changes to the Agreement and Declaration of Trust, the Investment Management Company must file with the Director of Finance Supervisory Agency a prior notification thereof, including contents of such changes. Further, in accordance with the Investment Fund Law, the Investment Management Company must prepare an investment management report with regard to certain matters relating to the Fund's assets immediately after the end of each fiscal period of the Fund and must immediately file the above report with the Director of Finance Supervisory Agency.

b.   Disclosure to Japanese Shareholders:

When the Investment Management Company makes change to the Agreement and Declaration of Trust, if the contents of such changes are material, the Investment Management Company must give 30 day prior public notice thereof, including the contents of such changes, before such changes are made, and its written notice summarizing such changes must be given to Japanese Shareholders known to the Distributor or the Sales Handling Companies; provided, however, that if such written notice is delivered to each of all Japanese Shareholders, no public notice is required.

The Japanese Shareholders will be notified of the material facts which would change their position and of notices from the Trustees, through the Distributor or the Sales Handling Companies in Japan.

The investment management report mentioned in sub-paragraph (a), (ii) above will be delivered to Japanese Shareholders known to the Distributor or the Sales Handling Companies.

(C)  Restrictions on Transactions with Interested Parties:

Portfolio securities of the Fund may not be purchased from or sold or loaned to any Trustee of the Fund, Investment Management Company, acting as investment adviser of the Fund, or any affiliate thereof or any of their directors, officers, or employees unless the transaction is made within the investment restrictions set forth in the Fund's prospectus and statement of additional information and either (i) at a price determined by current publicly available quotations (including a dealer quotation) or (ii) at competitive prices or interest rates prevailing from time to time on internationally recognized securities markets or internationally recognized money markets (including a dealer quotation).

4.    INFORMATION CONCERNING THE EXERCISE OF RIGHTS BY SHAREHOLDERS,
ETC.

(A)  Rights of Shareholders and Procedures for Their Exercise:

Shareholders must register their shares in their own name in order to exercise directly the rights of their Shares. Therefore, the Shareholders in Japan who entrust the custody of their Shares to the Distributor or the Sales Handling Company in Japan cannot exercise directly their rights, because they are not registered. Shareholders in Japan may have the Distributor or the Sales Handling Companies in Japan exercise their rights on their behalf in accordance with the Account Agreement with the Distributor or the Sales Handling Companies in Japan.

The Shareholders in Japan who do not entrust the custody of their Shares to the Distributor or the Sales Handling Companies in Japan may exercise their rights in accordance with their own arrangement under their own responsibility.

The major rights enjoyed by the investors are as follows:

(i)   Voting rights

Each share has one vote, with fractional shares voting proportionally. Shares of each class will vote together as a single class except when otherwise required by law or as determined by the Trustees. Although the Fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.

(ii)  Repurchase rights

Shareholders are entitled to request repurchase of Shares at their Net Asset Value at any time.

(iii) Rights to receive dividends

Distributions from any net investment income are currently declared and paid monthly and any net capital gains are currently declared and paid at least annually.

Shareholders may choose three distribution options, though investors in Japan may only choose the last alternative.

- Reinvest all distributions in additional shares without a sales charge;

- Receive distributions from net investment income in cash while reinvesting capital gains distributions in additional shares without a sales charge; or

- Receive all distributions in cash.

(iv)  Right to receive distributions upon dissolution

Shareholders are entitled to receive distributions upon dissolution in proportion to the number of Shares then held by them, except as otherwise required.

(v) Right to inspect organizational documents, accounting books and the like

Shareholders may inspect the Agreement and Declaration of Trust as on file at the offices of the Secretary of State of the Commonwealth of Massachusetts.

Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are Registrant's Associate Clerk, Judith Cohen; Registrant's investment adviser, Investment Management Company; Registrant's principal underwriter, Putnam Mutual Funds Corp.; Registrant's custodian, Putnam Fiduciary Trust Company; and Registrant's transfer and dividend disbursing agent, Putnam Investor Services, a division of Putnam Fiduciary Trust Company. The address of the Associate Clerk, investment adviser, principal underwriter, custodian and transfer and dividend disbursing agent is One Post Office Square, Boston, Massachusetts 02109.

(vi)  Right to transfer shares

Shares are transferable without restriction except as limited by applicable law.

(vii) Rights with respect to the U.S. registration statement

If, under the 1933 Act, there is any untrue statement of a material fact in the U.S. Registration Statement, or any omission of any statement of material fact required to be stated therein or necessary to make the statements there not misleading or not to cause any misunderstanding, shareholders are generally entitled to institute a lawsuit, against the person who had signed the relevant Registration Statement, the trustee of the issuer (or any person placed in the same position) at the time of filing such Statement, any person involved in preparing such Statement or any subscriber of the relevant shares.

(B)  Tax Treatment of Shareholders in Japan:

The tax treatment of Shareholders in Japan shall be as follows:

(1) The distributions to be made by the Fund will be treated as distributions made by a domestic investment trust.

a. The distributions to be made by the Fund to Japanese individual shareholders will be subject to separate taxation from other income (i.e. withholding of income tax at the rate of 15% and withholding of local taxes at the rate of 5%) in Japan. In this case, no report concerning distributions will be filed with the Japanese tax authorities.

b. The distributions to be made by the Fund to Japanese corporate shareholders will be subject to withholding of income tax at the rate of 15% and to withholding of local taxes at the rate of 5% in Japan. In certain cases, the Paying Handling Companies will prepare a report concerning distributions and file such report with the Japanese tax authorities.

c. Net investment returns such as dividends, etc. and distributions of short-term net realized capital gain, among distributions on Shares of the Fund, will be, in principle, subject to withholding of U. S. federal income tax at the rate of 15% and the amount obtained after such deduction will be paid in Japan.

Distributions of long-term net realized capital gain will not be subject to withholding of U. S. federal income tax and the full amount thereof will be paid in Japan. The amount subject to withholding of U. S. federal income tax may be deducted from the tax levied on a foreign entity in Japan.

d. The Japanese withholding tax imposed on distributions as referred to in a. and b. above will be collected by way of so-called "difference collecting method." In this method only the difference between the amount equivalent to 20% of the distributions before U.S. withholding tax and the amount of U.S. withholding tax withheld in the U.S. will be collected in Japan.

(2) The provisions of Japanese tax laws giving the privilege of a certain deduction from taxable income to corporations, which may apply to dividends paid by a domestic corporation, shall not apply.

(3) Capital gains and losses arising from purchase and repurchase of the Shares shall be treated in the same way as those arising from purchase and sale of a domestic investment trust. The distribution of the net liquidation assets shall be also treated in the same way as those arising from liquidation of a domestic investment trust.

(C)   Foreign Exchange Control in the United States:

In the United States, there are no foreign exchange control restrictions on remittance of dividends, repurchase money, etc. of the Shares to Japanese Shareholders.

(D)  Agent in Japan:

Hamada & Matsumoto
Kasumigaseki Building, 25th Floor
2-5, Kasumigaseki 3-chome
Chiyoda-ku, Tokyo

The foregoing law firm is the true and lawful agent of the Fund to represent and act for the Fund in Japan for the purpose of;

(1) the receipt of any and all communications, claims, actions, proceedings and processes as to matters involving problems under the laws and the rules and regulations of the JSDA and

(2) representation in and out of court in connection with any and all disputes, controversies or differences regarding the transactions relating to the public offering, sale and repurchase in Japan of the Shares of the Fund.

The agent for the registration with the Director of Kanto Local Finance Bureau of the public offering and who are responsible as well as for the continuous disclosure is each of the following persons:

Harume Nakano
Ken Miura
Attorneys-at-law
Hamada & Matsumoto
Kasumigaseki Building, 25th Floor
2-5, Kasumigaseki, 3-chome
Chiyoda-ku, Tokyo

(E)  Jurisdiction:

Limited only to litigation brought by Japanese investors regarding transactions relating to (D)(2) above, the Fund has agreed that the following court has jurisdiction over such litigation:

Tokyo District Court
1-4, Kasumigaseki 1-chome
Chiyoda-ku, Tokyo

<CAPION>

5.     STATUS OF INVESTMENT FUND
(A)    Diversification of Investment Portfolio:
                                                                        (As of  February 29, 2000)
--------------------------------------------------------------------------------------------------
                                                                               Total   Investment
Types of Assets                             Name of Country             U.S. Dollars    Ratio (%)
--------------------------------------------------------------------------------------------------
   Corporate Bonds                          United States              1,666,018,287         69.6
                                            Canada                        74,267,300          3.1
                                            Mexico                        37,546,469          1.6
                                            Luxembourg                    27,019,500          1.1
                                            China                         25,949,200          1.1
                                            Netherlands                   19,506,625          0.8
                                            Indonesia                     19,095,667          0.8
                                            United Kingdom                16,357,213          0.7
                                            Cayman Islands                13,660,700          0.6
                                            Brazil                        10,771,000          0.4
                                            Colombia                       9,008,125          0.4
                                            Israel                         7,612,350          0.3
                                            Korea                          7,435,350          0.3
                                            Bermuda                        6,358,500          0.3
                                            India                          6,191,000          0.3
                                            Argentina                      6,047,300          0.3
                                            Poland                         3,928,488          0.2
                                            Philippines                    1,755,388          0.1
                                            Australia                        408,429            0
   Sub-total                                                           1,958,936,891         81.8
   Preferred Stock                          United States                185,693,583          7.8
                                            Canada                        18,402,100          0.8
                                            Germany                       15,757,300          0.7
   Sub-total                                                             219,852,983          9.2
   Warrants                                 United States                 32,122,732          1.3
                                            Netherlands                    7,936,500          0.3
                                            Ireland                          975,375            0
                                            Mexico                           919,200            0
                                            Equador                           10,402            0
   Sub-total                                                              41,964,209          1.8
   Convertible Bonds                        United States                 38,245,313          1.6
   Collatelized Mortgatge Obligation        United States                 25,780,997          1.1
   Common Stock                             United States                 22,112,870          0.9
                                            Brazil                                78            0
   Sub-total                                                              22,112,948          0.9
   Convertible Preferred Stocks             United States                 18,577,588          0.8
   Units                                    United States                 17,764,989          0.7
   U.S.Treasury                             United States                  1,160,459            0
   Cash, Deposit and Other Assets                                         49,676,552          2.1
   (After deduction of liabilities)
   Total                                                               2,394,072,929        100.0
   (Net Asset Value)                                               (\263,109 million)
--------------------------------------------------------------------------------------------------


Note: Investment ratio is calculated by dividing each asset at its market value by the total Net Asset Value of the Fund. The same applies hereinafter.

(B)   Results of Past Operations

(1)  Record of Changes in Net Assets (Class M Shares)

Record of changes in net assets at the end of the following fiscal years and at the end of each month within one year prior to the end of February, 2000 is as follows:


--------------------------------------------------------------------------------------------------
                                   Total Net Asset Value        Net Asset Value per Share
                                   Dollar           Yen              Dollar           Yen
                               (thousands)    (millions)         (thousands)    (millions)
--------------------------------------------------------------------------------------------------
1st Fiscal Year                    20,077         2,206                9.51         1,045
(November 30, 1995)
2nd Fiscal Year                   464,506        51,049                9.64         1,059
(November 30, 1996)
3rd Fiscal Year                 2,071,302       227,636                9.95         1,094
(November 30, 1997)
4th Fiscal Year                   949,346       104,333                8.34           917
(November 30, 1998)
5th Fiscal Year                   826,257        90,806                7.71           847
(November 30, 1999)
1999 End of March                 965,496       106,108                8.20           901
April                             983,537       108,091                8.39           922
May                               940,272       103,336                8.20           901
June                              934,843       102,739                8.14           895
July                              917,288       100,810                8.06           886
August                            890,962        97,917                7.89           867
September                         862,914        94,834                7.74           851
October                           842,559        92,597                7.63           839
November                          826,257        90,806                7.71           847
December                          818,826        89,989                7.78           855
2000 End of January               785,650        86,343                7.73           850
February                          764,156        83,981                7.74           851
--------------------------------------------------------------------------------------------------


(Note)  Operations of Class M Shares were commenced on December 1, 1994.

(2)  Record of Distributions Paid (Class M Shares)

---------------------------------------------------------------------------
Period                                   Amount of Dividend paid per Share
---------------------------------------------------------------------------
1st Fiscal Year (12/1/94 - 11/30/95)          $0.98 (YEN)107.702)
2nd Fiscal Year (12/1/95 - 11/30/96)          $0.88 (YEN)96.712)
3rd Fiscal Year (12/1/96 - 11/30/97)          $0.89 (YEN)97.811)
4th Fiscal Year (12/1/97 - 11/30/98)          $0.92 (YEN)101.108)
5th Fiscal Year (12/1/98 - 11/30/99)          $0.850(YEN)93.415)
---------------------------------------------------------------------------

Record of distribution paid from September 1996 to February 2000 and Net Asset Value per share as of each ex-dividend date are as follows:

------------------------------------------------------------------
                               Dividend            NAV per share
Ex-Dividend Date          Dollar       Yen                Dollar
------------------------------------------------------------------
17-Sep-1996                0.070     7.693                  9.48
15-Oct-1996                0.071     7.803                  9.59
15-Nov-1996                0.071     7.803                  9.57
16-Dec-1996                0.071     7.803                  9.60
15-Jan-1997                0.070     7.693                  9.66
18-Feb-1997                0.070     7.693                  9.78
17-Mar-1997                0.070     7.693                  9.64
15-Apr-1997                0.070     7.693                  9.37
15-May-1997                0.070     7.693                  9.59
16-Jun-1997                0.072     7.913                  9.77
15-Jul-1997                0.078     8.572                  9.79
15-Aug-1997                0.080     8.792                  9.86
15-Sep-1997                0.080     8.792                  9.88
15-Oct-1997                0.080     8.792                 10.13
17-Nov-1997                0.080     8.792                  9.92
15-Dec-1997                0.080     8.792                  9.95
15-Jan-1998                0.080     8.792                 10.01
17-Feb-1998                0.078     8.572                 10.08
16-Mar-1998                0.076     8.352                 10.05
15-Apr-1998                0.076     8.352                 10.12
15-Jun-1998                0.075     8.243                  9.87
15-Jul-1998                0.076     8.352                  9.88
17-Aug-1998                0.075     8.243                  9.49
15-Sep-1998                0.075     8.243                  8.51
15-Oct-1998                0.075     8.243                  7.94
16-Nov-1998                0.075     8.243                  8.18
15-Dec-1998                0.075     8.243                  8.27
15-Jan-1999                0.075     8.243                  8.14
16-Feb-1999                0.072     7.913                  8.20
15-Mar-1999                0.072     7.913                  8.08
15-Apr-1999                0.072     7.913                  8.31
17-May-1999                0.072     7.913                  8.26
15-Jun-1999                0.072     7.913                  8.09
15-Jul-1999                0.067     7.363                  8.14
16-Aug-1999                0.067     7.363                  7.88
15-Sep-1999                0.067     7.363                  7.79
15-Oct-1999                0.067     7.363                  7.64
15-Nov-1999                0.067     7.363                  7.65
15-Dec-1999                0.067     7.363                  7.76
18-Jan-2000                0.067     7.363                  7.71
------------------------------------------------------------------

(C)  Record of Sales and Repurchases

Record of sales and repurchases during the following fiscal years and number of outstanding Shares of the Fund as of the end of each Fiscal Year are as follows:

-------------------------------------------------------------------------------
                           Number of    Number of Shares            Number of
                         Shares Sold         Repurchased   Outstanding Shares
-------------------------------------------------------------------------------
1st Fiscal Year            2,370,932             259,901            2,111,031
(12/1/94 - 11/30/95)               0                   0                    0

2nd Fiscal Year           47,178,747           1,092,778           48,197,000
(12/1/95 - 11/30/96)     (42,967,350)           (252,350)         (42,715,000)

3rd Fiscal Year          202,989,234          42,956,933          208,229,301
(12/1/96 - 11/30/97)    (195,241,280)        (38,341,875)        (199,614,405)

4th Fiscal Year           42,331,572         136,787,356          113,773,517
(12/1/97 - 11/30/98)     (38,771,320)       (132,486,947)        (105,898,778)

5th Fiscal Year           31,517,038          38,117,136          107,173,419
(12/1/98 - 11/30/99)     (30,247,040)        (35,040,208)          (4,793,168)
-------------------------------------------------------------------------------

Note: The number of Shares sold, repurchased and outstanding in the parentheses represents those sold, repurchased and outstanding in Japan.

II. OUTLINE OF THE FUND

1.    Fund

(A)   Law of Place of Incorporation

The Fund is a Massachusetts business trust organized in Massachusetts, U.S.A. on January 13, 1986.

Chapter 182 of the Massachusetts General Laws prescribes the fundamental matters in regard to the operations of certain business trusts constituting voluntary associations under that chapter.

The Fund is an open-end, diversified management company under the 1940 Act.

(B)   Outline of the Supervisory Authority

Refer to I - l(B) Outline of the Supervisory Authority.

(C)   Purpose of the Fund

The purpose of the Fund is to provide investors a managed investment primarily in securities, debt instruments and other instruments and rights of a financial character.

(D)   History of the Fund

January 13, 1986:       Date of initial Agreement and Declaration of
                        Trust

May 5, 1994:            Date of Amended and Restated Agreement and
                        Declaration of Trust

(E)   Amount of Capital Stock

Not applicable.

(F)   Structure of the management of the Fund

The Trustees are responsible for generally overseeing the conduct of Fund business. The Agreement and Declaration of Trust provides that they shall have all powers necessary or convenient to carry out that responsibility. The number of Trustees is fixed by the Trustees and may not be less than three. A Trustee may be elected either by the Trustees or by the shareholders. At any meeting called for the purpose, a Trustee may be removed by vote of two-thirds of the outstanding shares of the Fund. Each Trustee elected by the Trustees or the shareholders shall serve until he or she retires, resigns, is removed, or dies or until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor.

The Trustees of the Fund are authorized by the Agreement and Declaration of Trust to issue shares of the Fund in one or more series, each series being preferred over all other series in respect of the assets allocated to that series. The Trustees may, without shareholder approval, divide the shares of any series into two or more classes, with such preferences and special or relative rights and privileges as the Trustees may determine.

Under the Agreement and Declaration of Trust the shareholders shall have power, as and to the extent provided therein, to vote only (i) for the election of Trustees, to the extent provided therein (ii) for the removal of Trustees, to the extent provided therein (iii) with respect to any investment adviser, to the extent provided therein (iv) with respect to any termination of the Fund, to the extent provided therein
(v) with respect to certain amendments of the Agreement and Declaration of Trust, (vi) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding, or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Fund or the shareholders, and (vii) with respect to such additional matters relating to the Fund as may be required by the Agreement and Declaration of Trust, the Bylaws of the Fund, or any registration of the Fund with the Securities and Exchange Commission (or any successor agency) or any state, or as the Trustees may consider necessary or desirable. Certain of the foregoing actions may, in addition, be taken by the Trustees without vote of the shareholders of the Fund.

On any matter submitted to a vote of shareholders, all shares of the Fund then entitled to vote are voted in the aggregate as a single class without regard to series or classes of shares, except (1) when required by the 1940 Act, as amended, or when the Trustees shall have determined that the matter affects one or more series or classes of shares materially differently, shares are voted by individual series or class; and (2) when the Trustees have determined that the matter affects the interests of one or more series or classes, then only shareholders of such series or classes are entitled to vote thereon. There is no cumulative voting.

Meetings of shareholders may be called by the Clerk whenever ordered by the Trustees, the Chairman of the Trustees, or requested in writing by the holder or holders of at least one-tenth of the outstanding shares entitled to vote at the meeting. Written notice of any meeting of shareholders must be given by mailing the notice at least seven days before the meeting. Thirty percent of shares entitled to vote on a particular matter is a quorum for the transaction of business on that matter at a shareholders' meeting, except that, where any provision of law or of the Agreement and Declaration of Trust permits or requires that holders of any series or class vote as an individual series or class, then thirty percent of the aggregate number of shares of that series or class entitled to vote are necessary to constitute a quorum for the transaction of business by that series or class. For the purpose of determining the shareholders of any class or series of shares who are entitled to vote or act at any meeting, or who are entitled to receive payment of any dividend or other distribution, the Trustees are authorized to fix record dates, which may not be more then 90 days before the date of any meeting of shareholders or more than 60 days before the date of payment of any dividend or other distribution.

The Trustees are authorized by the Agreement and Declaration of Trust to adopt Bylaws not inconsistent with the Agreement and Declaration of Trust providing for the conduct of the business of the Fund. The Bylaws contemplate that the Trustees shall elect a Chairman of the Trustees, the President, the Treasurer, and the Clerk of the Fund, and that other officers, if any, may be elected or appointed by the Trustees at any time. The Bylaws may be amended or repealed, in whole or in part, by a majority of the Trustees then in office at any meeting of the Trustees, or by one or more writings signed by such a majority.

Regular meetings of the Trustees may be held without call or notice at such places and at such times as the Trustees may from time to time determine. It shall be sufficient notice to a Trustee of a special meeting to send notice by mail at least forty-eight hours or by telegram at least twenty-four hours before the meeting or to give notice to him or her in person or by telephone at least twenty-four hours before the meeting.

At any meeting of Trustees, a majority of the Trustees then in office shall constitute a quorum. Except as otherwise provided in the Agreement and Declaration of Trust or Bylaws, any action to be taken by the Trustees may be taken by a majority of the Trustees present at a meeting (a quorum being present), or by written consents of a majority of the Trustees then in office.

Subject to a favorable majority shareholder vote (as defined in the Agreement and Declaration of Trust), the Trustees may contract for exclusive or nonexclusive advisory and/or management services with any corporation, trust, association, or other organization.

The Agreement and Declaration of Trust contains provisions for the indemnification of Trustees, officers, and shareholders of the Fund under the circumstances and on the terms specified therein.

The Fund may be terminated at any time by vote of shareholders holding at least two-thirds of the shares entitled to vote or by the trustees by written notice to the shareholders. Any series of shares may be terminated at any time by vote of shareholders holding at least two-thirds of the shares of such series entitled to vote or by the Trustees by written notice to the shareholders of such series.

The foregoing is a general summary of certain provisions of the Agreement and Declaration of Trust and Bylaws of the Fund, and is qualified in its entirety by reference to each of those documents.

(G)   Information Concerning Major Shareholders

Not applicable.

(H)   Information Concerning Directors, Officers and Employees

(1) Trustees and Officers of the Fund
    (as of February 29, 2000)


------------------------------------------------------------------------------------------------------------
Name                          Office and Title              Resume                              Shares Owned
------------------------------------------------------------------------------------------------------------
George Putnam                 Chairman and President        present:    Chairman and Director,  68,055.128
                                                            Putnam Investment Management and
                                                            Putnam Mutual Funds Corp.
                                                            Director, Freeport Copper and
                                                            Company and Marsh & McLennan
                                                            Companies, Inc.

John A. Hill                  Vice Chairman                 present:    Chairman and Managing      237.071
                                                            Director, First Reserve Corp.
                                                            Director, Synder Oil Corporation,
                                                            TransMontaigne Oil Company and
                                                            various private companies owned
                                                            by First Reserve Corp.

William F. Pounds             Vice Chairman                 present:    Professor Emeritus of        0
                                                            Management, Alfred P. Sloan School
                                                            of Management, Massachusetts
                                                            Institute of Technology, Director,
                                                            IDEXX Laboratories, Inc.,
                                                            Management Sciences for Health,
                                                            Inc. and Sun Company, Inc.

Jameson Adkins Baxter         Trustee                       present:    President, Baxter          507.315
                                                            Associates, Inc.,
                                                            Director, MB Financial, Inc.,
                                                            ASHTA Chemicals, Inc., Banta
                                                            Corporation and Ryerson Tull, Inc.

Hans H. Estin                 Trustee                       present:    Vice Chairman, North       239.460
                                                            American Management Corp.

Ronald J. Jackson             Trustee                       present:    Former Chairman,           152.784
                                                            President and Chief Executive
                                                            Officer, Fisher-Price, Inc.

Paul. L. Joskow               Trustee                       present:    Professor of Economics     233.157
                                                            and Management and former Chairman
                                                            of Dept. of Economics, the
                                                            Massachusetts Institute of
                                                            Technology, Director of New England
                                                            Electric System, State Farm Indemnity
                                                            Company and Whitehead Institute for
                                                            Biomedical Research

Elizabeth T. Kennan           Trustee                       present:    President Emeritus and     275.124
                                                            Professor, Mount Holyoke College,
                                                            Director, Bell Atlantic, The Kentucky
                                                            Home Life Insurance Companies,
                                                            Northern Utilities and Talbots

Lawrence J. Lasser      Trustee and Vice President          present:    President, Chief Executive         0
                                                            Officer and Director Putnam Investments,
                                                            Inc. and Putnam Investment Management,
                                                            Inc.
                                                            Director, Marsh & McLennan Companies,
                                                            Inc. and United Way of Massachusetts Bay

John H. Mullin, III     Trustee                             present:    Chairman and Chief Executive     635.037
                                                            Officer, Ridgeway Farm
                                                            Director, ACX Technologies, Inc.,
                                                            Alex. Brown Realty, Inc., The Liberty
                                                            Corporation and Carolina Power & Light

Robert E. Patterson     Trustee                             present:    President and Trustee,        21,859.391
                                                            Cabot Industrial Trust and Director
                                                            of Brandywine Trust Company

George Putnam, III      Trustee                             present:    President, New Generation      3,762.282
                                                            Research, Inc. and New Generation
                                                            Advisers, Inc.
                                                            Director, The Boston Family
                                                            Office L.L.C.

A.J.C. Smith            Trustee                             present:    Chairman and Chief               399.491
                                                            Executive Officer, Marsh &
                                                            McLennan Companies, Inc.
                                                            Director, Trident Partnership

W. Thomas Stephens      Trustee                             present:    President and Chief              127.136
                                                            Executive Officer of MacMillan
                                                            Bloedel, Ltd.
                                                            Director, Qwest Communications
                                                            and New Century Energies

W. Nicholas Thorndike   Trustee                             present:    Director of various              192.022
                                                            corporations and charitable
                                                            organizations, including Courier
                                                            Corp., Data General Corp., Bradley
                                                            Real Estate, Inc. and Providence
                                                            Journal Co.

Charles E. Porter       Executive Vice President            present:    Managing Director,                 0
                                                            Putnam Investments, Inc. and
                                                            Putnam Investment Management, Inc.

Patricia C. Flaherty    Senior Vice President               present:    Senior Vice President              0
                                                            of Putnam Investments, Inc. and
                                                            Putnam Investment Management, Inc.

Richard A. Monaghan     Vice President                      present:    Managing Director,                 0
                                                            Putnam Investments, Inc., Chief
                                                            of Mutual Fund Business, Putnam
                                                            Mutual Funds Corp.

Ian C. Ferguson         Vice President                      present:  Senior Managing Director             0
                                                            of Putnam Investments, Inc. and
                                                            Putnam Investment Management, Inc.

Gordon H. Silver        Vice President                      present:    Director and Senior            3,581.654
                                                            Managing Director of Putnam
                                                            Investments, Inc. and Putnam
                                                            Investment Management, Inc.

John D. Hughes          Senior Vice President              present     Senior Vice President              0
                        and Treasurer                      of Putnam Investment Management, Inc.

Brett C. Browchuk       Vice President                      present     Managing Director of               0
                                                            Putnam Investment Management, Inc.

John R. Verani          Vice President                      present:    Senior Vice President              0
                                                            of Putnam Investments, Inc. and
                                                            Putnam Investment Management, Inc.

Stephen Oristaglio      Vice President                      present     Managing Director of               0
                                                            Putnam Investment Management, Inc.

Edward H. D'Alelio      Vice President                      present:  Managing Director,              15,280.464
                                                            Putnam Investment Management, Inc.

Rosemary Thomsen        Vice President                      present:    Senior Vice President              0
                                                            of Putnam Investment Management, Inc.

Paul G. Bucuvalas       Assistant Treasurer                 present:  N/A                                  0

Mary A. Eaton           Associate Treasurer and             present:  N/A                                  0
                        Assistant Clerk

Judith Cohen            Associate Clerk                     present:  N/A                                  0

Katharine Howard        Senior Associate Treasurer          present:  N/A                                  0

Wanda M McManus         Assistant Clerk                     present:  N/A                                  0

Joanne M. Neary         Assistant Clerk                     present:  N / A                                0
------------------------------------------------------------------------------------------------------------


(2) Employees of the Fund

The Fund does not have any employees.

(I)   Description of Business and Outline of Operation

The Fund may carry out any administrative and managerial act, including the purchase, sale, subscription and exchange of any securities, and the exercise of all rights directly or indirectly pertaining to the Fund's assets. The Fund has retained Putnam Investment Management, Inc., the Fund's investment management company, to render investment management services and Putnam Fiduciary Trust Company, to keep the assets of the Fund in custody and to act as the Investor Servicing Agent.

(J)   Miscellaneous

(1)   Changes of Trustees and Officers

Trustees may be removed or replaced by, among other things, a resolution adopted by a vote of two-thirds of the outstanding shares at a meeting called for the purpose. In the event of vacancy, the remaining Trustees may fill such vacancy by appointing for the remaining term of the predecessor Trustee such other person as they in their discretion shall see fit. The Trustees may add to their number as they consider appropriate. The Trustees may elect and remove officers as they consider appropriate.

(2)   Amendment to the Agreement and Declaration of Trust

Generally, shareholder approval is required to amend the Agreement and Declaration of Trust, except for certain matters such as change of name, curing any ambiguity or curing any defective or inconsistent provision.

(3)   Litigation and Other Significant Events

No litigation which has or which would have a material adverse effect on the Fund has occurred which is required to be disclosed and has not been disclosed. The fiscal year end of the Fund is November 30. The Fund is established for an indefinite period and may be dissolved at any time by vote of the shareholders holding at least two-thirds of the shares entitled to vote or by the Trustees by written notice to shareholders.

2.    Putnam Investment Management, Inc. (Investment Management Company)

(A)  Law of Place of Incorporation

Putnam is incorporated under the General Corporation Law of the Commonwealth of Massachusetts, U.S.A. Its investment advisory business is regulated under the Investment Advisers Act of 1940.

Under the Investment Advisers Act of 1940, an investment adviser means, with certain exceptions, any person who, for compensation, engages in the business of advising others, either directly or through publications or writings, as to the value of securities or as to the advisability of investing in, purchasing or selling securities, or who, for compensation and as part of a regular business, issues analyses or reports concerning securities. Investment advisers under the Act may not conduct their business unless they are registered with the SEC.

(B)   Outline of the Supervisory Authority

Investment Management Company is registered as an investment adviser under the Investment Advisers Act of 1940.

(C)   Purpose of the Company

Investment Management Company's sole business is investment management, which includes the buying, selling, exchanging and trading of securities of all descriptions on behalf of mutual funds in any part of the world.

(D)   History of the Company

Investment Management Company is one of America's oldest and largest money management firms. Investment Management Company's staff of experienced portfolio managers and research analysts selects securities and constantly supervises the fund's portfolio. By pooling an investor's money with that of other investors, a greater variety of securities can be purchased than would be the case individually: the resulting diversification helps reduce investment risk, Investment Management Company has been managing mutual funds since 1937. Today, the firm serves as the Investment Management Company for the funds in the Putnam Family, with over $305.75 billion in assets in nearly 12 million shareholder accounts at the end of February, 2000. An affiliate, The Putnam Advisory Company, Inc., manages domestic and foreign institutional accounts and mutual funds, including the accounts of many Fortune 500 companies. Another affiliate, Putnam Fiduciary Trust Company, provides investment advice to institutional clients under its banking and fiduciary powers as well as shareholder and custody services to the Putnam Funds.

Putnam Investment Management Inc., Putnam Mutual Funds and Putnam Fiduciary Trust Company are subsidiaries of Putnam Investments, Inc., which is located at One Post Office Square, Boston, Massachusetts 02109 and except for a minority stake owned by employees, is owned by of Marsh & McLennan Companies, Inc., a publicly-owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.

(E)   Amount of Capital Stock (as of the end of February, 2000)

1.    Amount of Capital (issued capital stock at par value):
      Common Stock 1,000 shares at $1 par value

2.    Number of authorized shares of capital stock:
      Common Stock 1,000 shares

3.    Number of outstanding shares of capital stock:
      Common Stock 1,000 shares

4. Amount of capital (for the purposes of this Item, "Amount of Capital" means total stockholders' equity for the past five years):

                               Amount of Capital
                     (Total Stockholders' Equity
Year                                in Thousands)
-------------------------------------------------
End of 1994                          $48,149,491
End of 1995                          $45,521,351
End of 1996                          $45,817,658
End of 1997                          $48,617,160
End of 1998                         $425,782,008
End of 1999                         $879,639,862

(F)   Structure of the Management of the Company

Investment Management Company is ultimately managed by its Board of Directors, which is elected by its shareholders.

Each Fund of Investment Management Company managed by one or more portfolio managers. These managers, in coordination with analysts who research specific securities and other members of the relevant investment group (in the case of the Fund, Investment Management Company's High Yield Securities Group), provide a continuous investment program for the Fund and place all orders for the purchase and sale of portfolio securities.

The investment performance and portfolio of each Fund is overseen by its Board of Trustees, a majority of whom are not affiliated with Investment Management Company. The Trustees meet 11 times a year and review the performance of each fund with its manager at least quarterly.

In selecting portfolio securities for the Fund, Investment Management Company looks for high yield bonds that represent attractive values based on careful issue-by-issue credit analysis and hundreds of onsite visits and other contacts with issuers every year. Investment Management Company is one of the largest managers of high yield debt securities in the United States.

The following officer and the Credit Team of Investment Management Company have primary responsibility for the day-to-day management of the Fund's portfolio. Ms. Thomsen's length of service to the Fund and her experience as a portfolio manager or investment analyst over at least the last five years are shown.

                                     (as of February 29, 2000)
Manager                       Since   Experience
-------------------------------------------------------------------------
Rosemary H. Thomsen           1996    1986-Present     Putnam Management
Senior Vice President
-------------------------------------------------------------------------

(G)   Information Concerning Major Shareholders

As of the end of February, 2000, all the outstanding shares of capital stock of Investment Management Company were owned by Putnam Investments, Inc. See subsection D above.

(H)   Information Concerning Officers and Employees

The following table lists the names of various officers and directors of Investment Management Company and their respective positions with Investment Management Company. For each named individual, the table lists: (i) any other organizations (excluding other Investment Management Company's funds) with which the officer and/or director has recently had or has substantial involvement; and (ii) positions held with such organization:

                                                                             (as of February 29, 2000)
------------------------------------------------------------------------------------------------------------------------------------
                                           Position with Putnam Investment
     Name                                  Management, Inc.                   Other Business Affiliation
------------------------------------------------------------------------------------------------------------------------------------
 1   Putnam, George                        Chairman                           Director of Putnam Mutual Funds Corp.
 2   Lasser, Lawrence J.                   President and Director, CEO
 3   Silver, Gordon H.                     Director and Senior                Director of Putnam Fiduciary Trust Company and
                                           Managing Director                  Senior Managing Director of Putnam Mutual Funds Corp.
 4   Collman, Kathleen M.                  Senior Managing Director           Senior Managing Director of Putnam Mutual Funds Corp.
 5   Ferguson, Ian C.                      Senior Managing Director           Senior Managing Director of Putnam Mutual Funds Corp.
 6   Oristaglio, Stephen                   Senior Managing Director
 7   Regan, Anthony W.                     Senior Managing Director
 8   Spiegel, Steven                       Senior Managing Director           Senior Managing Director of Putnam Mutual Funds Corp.
 9   Anderson, Blake E.                    Managing Director
10   Beck, Robert R.                       Managing Director
11   Boneparth, John F.                    Managing Director                  Managing Director of Putnam Mutual Funds Corp.
12   Bresnahan, Leslee R.                  Managing Director                  Managing Director of Putnam Mutual Funds Corp.
13   Browchuk, Brett C.                    Managing Director
14   Cassaro, Joseph A.                    Managing Director
15   Cotner, C. Beth                       Managing Director
16   Cronin, Kevin M.                      Managing Director                  Managing Director of Putnam Fiduciary Trust Company
17   D'Alelio, Edward H.                   Managing Director
18   Daly, Kenneth L.                      Managing Director                  Managing Director of Putnam Mutual Funds Corp.
19   DeTore, John A.                       Managing Director                  Managing Director of Putnam Fiduciary Trust Company
20   Durgarian, Karnig H.                  Managing Director                  Director and Managing Director of Putnam Fiduciary
                                                                              Trust Company
21   Esteves, Irene M.                     Managing Director and              Director of Putnam Fiduciary Trust Company
                                           Chief Financial Officer
22   Gillis, Roland                        Managing Director
23   Haslett, Thomas R.                    Managing Director
24   Holding, Pamela                       Managing Director
25   Hurley, William J.                    Managing Director                  Managing Director and CFO of Putnam Mutual Funds Corp.
26   Jacobs, Jerome J.                     Managing Director
27   Joseph, Joseph P.                     Managing Director
28   Kamshad, Omid                         Managing Director
29   Kanwal, Amrit                         Managing Director                  Managing Director of Putnam Mutual Funds Corp.
30   King, David L.                        Managing Director
31   Kohli, D. William                     Managing Director
32   Kreisel, Anthony I.                   Managing Director
33   Kuenstner, Deborah F.                 Managing Director
34   Landes, William J.                    Managing Director
35   Leibovitch, Richard G.                Managing Director
36   Leichter, Jennifer E.                 Managing Director
37   Lohr, Mark G.                         Managing Director                  Managing Director of Putnam Mutual Funds Corp.
38   Maloney, Kevin J.                     Managing Director
39   Martens, Erwin W.                     Managing Director                  Managing Director of Putnam Mutual Funds Corp.
40   Martino, Michael                      Managing Director                  Managing Director of Putnam Fiduciary Trust Company
41   Maxwell, Scott M.                     Managing Director                  Managing Director of Putnam Mutual Funds Corp.
42   McMullen, Carol C.                    Managing Director
43   Memani, Krisha K.                     Managing Director
44   Miller, Daniel L.                     Managing Director
45   Miller, Jeffrey M.                    Managing Director                  Managing Director of Putnam Mutual Funds Corp.
46   Morgan Jr., John J.                   Managing Director                  Managing Director of Putnam Fiduciary Trust Company
47   Morgan, Kelly A.                      Managing Director
48   Morris, Dick                          Managing Director
49   Murphy, Jennifer P.                   Managing Director
50   Nagashima, Tohio                      Managing Director                  Managing Director of Putnam Mutual Funds Corp.
51   Peacher, Stephen C.                   Managing Director
52   Peters, Jeffrey F.                    Managing Director                  Managing Director of Putnam Mutual Funds Corp.
53   Pollard, Mark D.                      Managing Director
54   Porter, Charles E.                    Managing Director
55   Price, Quintin I.                     Managing Director
56   Reilly, Thomas V.                     Managing Director
57   Schultz, Mitchell D.                  Managing Director                  Managing Director of Putnam Mutual Funds Corp.
58   Scott, Justin M.                      Managing Director                  Managing Director of Putnam Fiduciary Trust Company
59   Shadek Jr., Edward T.                 Managing Director
60   Starr, Loren                          Managing Director                  Managing Director of Putnam Mutual Funds Corp.
61   Swift, Robert                         Managing Director
62   Talanian, John C.                     Managing Director                  Managing Director of Putnam Mutual Funds Corp.
63   Tibbetts, Richard B.                  Managing Director                  Managing Director of Putnam Mutual Funds Corp.
64   Waldman, David L.                     Managing Director
65   Warren, Paul C.                       Managing Director
66   Wetlaufer, Eric                       Managing Director
67   Woolverton, William H.                Managing Director                  Managing Director of Putnam Mutual Funds Corp.
68   Allansmith, Lauren L.                 Senior Vice President
69   Arends, Michael K.                    Senior Vice President              Senior Vice President of Putnam Mutual Funds Corp.
70   Asher, Steven E.                      Senior Vice President              Senior Vice President of Putnam Mutual Funds Corp.
71   Atkin, Michael J.                     Senior Vice President
72   Augustine, Jeffrey B.                 Senior Vice President
73   Bakshi, Manjit S.                     Senior Vice President
74   Bamford, Dolores Snyder               Senior Vice President
75   Bent, John J.                         Senior Vice President              Senior Vice President of Putnam Mutual Funds Corp.
76   Block, Richard L.                     Senior Vice President
77   Bloemker, Rob A.                      Senior Vice President
78   Boselli, John A.                      Senior Vice President
79   Bousa, Edward P.                      Senior Vice President
80   Bradford Jr., Linwoood E.             Senior Vice Presidet               Senior Vice President of Putnam Mutual Funds Corp.
81   Burke, Andrea                         Senior Vice President
82   Burns, Cheryl A.                      Senior Vice President
83   Byrne, Joshua L.                      Senior Vice President
84   Callahan, Ellen S.                    Senior Vice President
85   Carlson, David G.                     Senior Vice President
86   Chase, Mary Claire                    Senior Vice President              Senior Vice President of Putnam Mutual Funds Corp.
87   Chrostowski, Louis F.                 Senior Vice President              Senior Vice President of Putnam Mutual Funds Corp.
88   Crane, George H.                      Senior Vice President              Senior Vice President of Putnam Mutual Funds Corp.
89   Curran, Peter J.                      Senior Vice President              Senior Vice President of Putnam Mutual Funds Corp.
90   Dalferro, John R.                     Senior Vice President
91   Derbyshire, Ralph C.                  Senior Vice President              Senior Vice President of Putnam Fiduciary Trust
                                                                              Company
92   Dexter, Stephen P.                    Senior Vice President
93   Divney, Kevin M.                      Senior Vice President              Senior Vice President of Putnam Mutual Funds Corp.
94   Eigerman, Nathan W.                   Senior Vice President
95   Elavia, Tony H.                       Senior Vice President
96   England, Richard B.                   Senior Vice President
97   Epke, Laura L.                        Senior Vice President
98   Farrell, Deborah S.                   Senior Vice President
99   Flaherty, Patricia C.                 Senior Vice President              Senior Vice President of Putnam Mutual Funds Corp.
100  Fleisher, Peter M.                    Senior Vice President
101  Fontana, Forrest N.                   Senior Vice President
102  Francis, Jonathan H.                  Senior Vice President
103  Frost, Karen T.                       Senior Vice President              Senior Vice President of Putnam Mutual Funds Corp.
104  Frucci, Richard M.                    Senior Vice President              Senior Vice President of Putnam Fiduciary Trust
                                                                              Company
105  Gorman, Stephen A.                    Senior Vice President
106  Graham, Andrew                        Senior Vice President
107  Grant, Peter J.                       Senior Vice President              Senior Vice President of Putnam Fiduciary Trust
                                                                              Company
108  Graviere, Patrice                     Senior Vice President              Senior Vice President of Putnam Mutual Funds Corp.
109  Grim, Daniel J.                       Senior Vice President
110  Haagensen, Paul E.                    Senior Vice President
111  Hadas, Edward                         Senior Vice President
112  Hadden, Peter J.                      Senior Vice President
113  Halperin, Matthew C.                  Senior Vice President
114  Hamlin, David E.                      Senior Vice President
115  Harring, Linda                        Senior Vice President              Senior Vice President of Putnam Mutual Funds Corp.
116  Hart, Nigel P.                        Senior Vice President
117  Healey, Deborah R.                    Senior Vice President
118  Horwitz, Jonathan S.                  Senior Vice President              Senior Vice President of Putnam Mutual Funds Corp.
119  Hotchkiss, Michael F.                 Senior Vice President              Senior Vice President of Putnam Mutual Funds Corp.
120  Kaufman, Jeffrey                      Senior Vice President
121  Kay, Karen R.                         Senior Vice President              Clerk, Director and Senior Vice President of
                                                                              Putnam Fiduciary Trust Company
122  Kirson, Steven L.                     Senior Vice President
123  Knight, Jeffrey L.                    Senior Vice President
124  Koontz, Jill A.                       Senior Vice President              Senior Vice President of Putnam Mutual Funds Corp.
125  Korn, Karen R.                        Senior Vice President
126  Kurey, Thomas J.                      Senior Vice President
127  Lannum III, Coleman N.                Senior Vice President
128  Lindsey, Jeffrey R.                   Senior Vice President
129  Lode, Geirulv                         Senior Vice President
130  Lomba, Rufino R.                      Senior Vice President              Senior Vice President of Putnam Mutual Funds Corp.
131  MacElwee, Jones, Elizabeth M.         Senior Vice President
132  Madore, Robert A.                     Senior Vice President              Senior Vice President of Putnam Fiduciary Trust
                                                                              Company
133  Malloy, Julie M.                      Senior Vice President
134  Manuel Jr., Richard D.                Senior Vice President
135  Marrkand, Paul E.                     Senior Vice President
136  Marshall, William L.                  Senior Vice President
137  Matteis, Andrew S.                    Senior Vice President
138  McDonald, Richard E.                  Senior Vice President
139  Meehan, Thalia                        Senior Vice President
140  Mehta, Sandeep                        Senior Vice President
141  Miller, William H.                    Senior Vice President
142  Mockard, Jeanne L.                    Senior Vice President
143  Mufson, Michael J.                    Senior Vice President
144  Mullen, Donald E.                     Senior Vice President              Senior Vice President of Putnam Mutual Funds Corp.
145  Mullin, Hugh H.                       Senior Vice President
146  Murphy, Kevin F.                      Senior Vice President
147  Netols, Jeffrey W.                    Senior Vice President              Senior Vice President of Putnam Fiduciary Trust
                                                                              Company
148  Oler, Stephen S.                      Senior Vice President
149  Paine, Robert M.                      Senior Vice President
150  Parker, Margery C.                    Senior Vice President
151  Parr, Cynthia O.                      Senior Vice President              Senior Vice President of Putnam Mutual Funds Corp.
152  Perry, William                        Senior Vice President
153  Peters, Carmel                        Senior Vice President
154  Petralia, Randolph S.                 Senior Vice President              Senior Vice President of Putnam Mutual Funds Corp.
155  Plapinger, Keith                      Senior Vice President              Senior Vice President of Putnam Mutual Funds Corp.
156  Pohl, Charles G.                      Senior Vice President
157  Prusko, James M.                      Senior Vice President              Senior Vice President of Putnam Fiduciary Trust
                                                                              Company
158  Puddle, David G.                      Senior Vice President              Senior Vice President of Putnam Mutual Funds Corp.
159  Quistberg, Paul T.                    Senior Vice President
160  Rogers, Kevin J.                      Senior Vice President
161  Ruys de Perez, Charles A.             Senior Vice President              Senior Vice President of Putnam Fiduciary Trust
                                                                              Company
162  Sai, Yumiko                           Senior Vice President
163  Santos, David J.                      Senior Vice President              Senior Vice President of Putnam Fiduciary Trust
                                                                              Company
164  Santosus, Anthony C.                  Senior Vice President
165  Schwister, Jay E.                     Senior Vice President              Senior Vice President of Putnam Fiduciary Trust
                                                                              Company
166  Scordato, Christine A.                Senior Vice President              Senior Vice President of Putnam Mutual Funds Corp.
167  Selden, Denise D.                     Senior Vice President              Senior Vice President of Putnam Mutual Funds Corp.
168  Sievert, Jean I.                      Senior Vice President
169  Simon, Sheldon N.                     Senior Vice President
170  Simozar, Saied                        Senior Vice President
171  Smith Jr., Leo J.                     Senior Vice President
172  Smith, Margaret D.                    Senior Vice President
173  Spatz, Erin J.                        Senior Vice President
174  Spiers, John Graham                   Senior Vice President
175  Stack, Michael P.                     Senior Vice President
176  Stairs, George W.                     Senior Vice President
177  Strumpf, Casey                        Senior Vice President              Senior Vice President of Putnam Mutual Funds Corp.
178  Sugimoto, Toshifumi                   Senior Vice President              Senior Vice President of Putnam Mutual Funds Corp.
179  Sullivan, Roger R.                    Senior Vice President
180  Sullivan, William J.                  Senior Vice President
181  Suzuki, Toshimi                       Senior Vice President              Senior Vice President of Putnam Mutual Funds Corp.
182  Svensson, Lisa H.                     Senior Vice President
183  Swanberg, Charles H.                  Senior Vice President
184  Thomsen, Rosemary H.                  Senior Vice President              Senior Vice President of Putnam Fiduciary Trust
                                                                              Company
185  Troped Blacker, Bonnie L.             Senior Vice President              Senior Vice President of Putnam Mutual Funds Corp.
186  Verani, John R.                       Senior Vice President              Senior Vice President of Putnam Mutual Funds Corp.
187  Walsh, Francis P.                     Senior Vice President
188  Weinstein, Michael R.                 Senior Vice President
189  Weiss, Manuel                         Senior Vice President
190  Whalen, Edward F.                     Senior Vice President              Senior Vice President of Putnam Mutual Funds Corp.
191  Wyke, Richard P.                      Senior Vice President
192  Yogg, Michael R.                      Senior Vice President
------------------------------------------------------------------------------------------------------------------------------------


(I)   Summary of Business Lines and Business Operation

Investment Management Company is engaged in the business of providing investment management and investment advisory services to mutual funds. As of the end of February, 2000, Investment Management Company managed, advised, and/or administered the following 116 funds and fund portfolios (having an aggregate net asset value of approximately $305.75 billion):


                                                                                                       (As of February 29, 2000)
------------------------------------------------------------------------------------------------------------------------------------
                                                                      Year/         Principal         Total Net      Net Asset
                                                                      Month/Day     Character-        Asset Value    Value per
       Name                                                           Established   istics            ($ million)    share ($)
------------------------------------------------------------------------------------------------------------------------------------
  1    The George Putnam Fund of Boston; A                            11/5/37       Open/Equity           3,180.09        14.99
  2    The George Putnam Fund of Boston; B                            4/24/92       Open/Equity           1,268.77        14.87
  3    The George Putnam Fund of Boston; M                            12/1/94       Open/Equity             234.23        14.87
  4    The George Putnam Fund of Boston; Y                            1/1/94        Open/Equity             679.26        15.02
  5    Putnam American Government Income Fund; A                      3/1/85        Open/Bond             1,452.01         8.25
  6    Putnam American Government Income Fund; B                      5/20/94       Open/Bond               128.32         8.21
  7    Putnam American Government Income Fund; M                      2/14/95       Open/Bond                 6.80         8.27
  8    Putnam Asia Pacific Growth Fund; A                             2/20/91       Open/Equity             349.22        17.68
  9    Putnam Asia Pacific Growth Fund; B                             6/1/93        Open/Equity             306.49        17.32
 10    Putnam Asia Pacific Growth Fund; M                             2/1/95        Open/Equity              19.61        17.51
 11    Putnam Asia Pacific Fund II                                    3/23/98       Open/Equity               4.47        14.60
 12    Putnam Asset Allocation: Balanced Portfolio; A                 2/7/94        Open/Balanced         1,028.03        12.67
 13    Putnam Asset Allocation: Balanced Portfolio; B                 2/11/94       Open/Balanced           581.78        12.58
 14    Putnam Asset Allocation: Balanced Portfolio; C                 9/1/94        Open/Balanced           135.81        12.50
 15    Putnam Asset Allocation: Balanced Portfolio; M                 2/6/95        Open/Balanced            70.62        12.63
 16    Putnam Asset Allocation: Balanced Portfolio; Y                 7/14/94       Open/Balanced           502.20        12.68
 17    Putnam Asset Allocation: Conservative Portfolio; A            2/7/94         Open/Balanced           391.44        10.44
 18    Putnam Asset Allocation: Conservative Portfolio; B            2/18/94        Open/Balanced           186.33        10.41
 19    Putnam Asset Allocation: Conservative Portfolio; C            9/1/94         Open/Balanced            47.02        10.38
 20    Putnam Asset Allocation: Conservative Portfolio; M            2/7/95         Open/Balanced            25.47        10.41
 21    Putnam Asset Allocation: Conservative Portfolio; Y            7/14/94        Open/Balanced           114.62        10.46
 22    Putnam Asset Allocation: Growth Portfolio; A                   2/8/94        Open/Balanced           797.20        14.97
 23    Putnam Asset Allocation: Growth Portfolio; B                   2/16/94       Open/Balanced           537.87        14.76
 24    Putnam Asset Allocation: Growth Portfolio; C                   9/1/94        Open/Balanced           129.04        14.63
 25    Putnam Asset Allocation: Growth Portfolio; M                   2/1/95        Open/Balanced            70.00        14.78
 26    Putnam Asset Allocation: Growth Portfolio; Y                   7/14/94       Open/Balanced           474.04        15.06
 27    Putnam Arizona Tax Exempt Income Fund; A                       1/30/91       Open/Bond                93.30         8.54
 28    Putnam Arizona Tax Exempt Income Fund; B                       7/15/93       Open/Bond                28.79         8.53
 29    Putnam Arizona Tax Exempt Income Fund; M                       7/3/95        Open/Bond                 0.85         8.56
 30    Putnam Balanced Fund                                           10/2/95       Open/Balanced             5.42        14.10
 31    Putnam Balanced Retirement Fund; A                             4/19/85       Open/Balanced           549.13         9.19
 32    Putnam Balanced Retirement Fund; B                             2/1/94        Open/Balanced           158.37         9.11
 33    Putnam Balanced Retirement Fund; M                             3/17/95       Open/Balanced            12.72         9.14
 34    Putnam Balanced Retirement Fund; Y                             1/4/99        Open/Balanced             2.88         9.19
 35    Putnam California Investment Grade Municipal Trust             11/27/92      Closed/Bond              64.92        14.09
 36    Putnam California Tax Exempt Income Fund; A                    4/29/83       Open/Bond             2,515.42         8.03
 37    Putnam California Tax Exempt Income Fund; B                    1/4/93        Open/Bond               549.35         8.02
 38    Putnam California Tax Exempt Income Fund; M                    2/14/95       Open/Bond                13.28         8.01
 39    Putnam California Tax Exempt Money Market Fund                 10/26/87      Open/Bond                42.51         1.00
 40    Putnam Capital Opportunities Fund; A                           8/5/93        Open/Equity              99.69        11.80
 41    Putnam Capital Opportunities Fund; B                           11/2/94       Open/Equity             106.85        11.68
 42    Putnam Capital Opportunities Fund; M                           1/22/96       Open/Equity               8.20        11.71
 43    Putnam Capital Appreciation Fund; A                            8/5/93        Open/Equity           1,206.85        27.62
 44    Putnam Capital Appreciation Fund; B                            11/2/94       Open/Equity           1,277.83        27.25
 45    Putnam Capital Appreciation Fund; M                            1/22/96       Open/Equity              83.76        27.33
 46    Putnam Convertible Opportunity and Income Trust                6/29/95       Closed/Bond              89.21        24.03
 47    Putnam Convertible Income-Growth Trust; A                      6/29/72       Open/Balanced         1,067.56        20.77
 48    Putnam Convertible Income-Growth Trust; B                      7/15/93       Open/Balanced           294.58        20.48
 49    Putnam Convertible Income-Growth Trust; M                      3/13/95       Open/Balanced            17.64        20.61
 50    Putnam Convertible Income-Growth Trust; Y                      12/30/98      Open/Balanced            66.84        20.77
 51    Putnam Dividend Income Fund                                    9/28/89       Closed/Bond             116.11        10.73
 52    Putnam Diversified Income Trust; A                             10/3/88       Open/Bond             1,429.68        10.68
 53    Putnam Diversified Income Trust; B                             3/1/93        Open/Bond             1,480.40        10.63
 54    Putnam Diversified Income Trust; C                             2/1/99        Open/Bond                 8.50        10.65
 55    Putnam Diversified Income Trust; M                             12/1/94       Open/Bond             1,057.23        10.63
 56    Putnam Diversified Income Trust; Y                             7/11/96       Open/Bond                13.15        10.69
 57    Putnam Emerging Markets Fund; A                                10/2/95       Open/Equity             104.21        13.02
 58    Putnam Emerging Markets Fund; B                                10/2/95       Open/Equity              68.40        12.90
 59    Putnam Emerging Markets Fund; M                                10/2/95       Open/Equity               5.75        12.94
 60    Putnam Equity Fund 98                                          12/30/97      Open/Equity              27.86        32.41
 61    Putnam Equity Income Fund; A                                   6/15/77       Open/Balanced           943.84        12.42
 62    Putnam Equity Income Fund; B                                   9/13/93       Open/Balanced           478.21        12.32
 63    Putnam Equity Income Fund; C                                   2/1/99        Open/Balanced            11.33        12.38
 64    Putnam Equity Income Fund; M                                   12/2/94       Open/Balanced            48.22        12.33
 65    Putnam Europe Growth Fund; A                                   9/7/90        Open/Equity           1,108.45        27.66
 66    Putnam Europe Growth Fund; B                                   2/1/94        Open/Equity             916.52        26.98
 67    Putnam Europe Growth Fund; C                                   7/26/99       Open/Equity               7.94        27.57
 68    Putnam Europe Growth Fund; M                                   12/1/94       Open/Equity              75.87        27.48
 69    Putnam Florida Tax Exempt Income Fund; A                       8/24/90       Open/Bond               203.82         8.64
 70    Putnam Florida Tax Exempt Income Fund; B                       1/4/93        Open/Bond                73.32         8.64
 71    Putnam Florida Tax Exempt Income Fund; M                       5/1/95        Open/Bond                 0.57         8.64
 72    Putnam Global Natural Resources Fund; A                        7/24/80       Open/Equity             167.14        18.06
 73    Putnam Global Natural Resources Fund; B                        2/1/94        Open/Equity             122.41        17.78
 74    Putnam Global Natural Resources Fund; M                        7/3/95        Open/Equity               5.28        17.96
 75    Putnam Global Equity Trust; A                                  7/1/94        Open/Equity             623.86        19.32
 76    Putnam Global Equity Trust; B                                  7/2/94        Open/Equity             709.59        18.92
 77    Putnam Global Equity Trust; C                                  2/1/99        Open/Equity              25.39        19.21
 78    Putnam Global Equity Trust; M                                  7/3/95        Open/Equity              58.72        19.07
 79    Putnam Global Growth and Income Fund; A                        1/3/95        Open/Equity              40.55        12.60
 80    Putnam Global Growth and Income Fund; B                        1/3/95        Open/Equity              32.02        12.46
 81    Putnam Global Growth and Income Fund; M                        1/3/95        Open/Equity               2.61        12.53
 82    Putnam Global Governmental Income Trust; A                     6/1/87        Open/Bond               110.68        11.40
 83    Putnam Global Governmental Income Trust; B                     2/1/94        Open/Bond                26.36        11.37
 84    Putnam Global Governmental Income Trust; C                     7/26/99       Open/Bond                 0.11        11.39
 85    Putnam Global Governmental Income Trust; M                     3/17/95       Open/Bond               173.14        11.35
 86    Putnam Global Growth Fund; A                                   9/1/67        Open/Equity           6,508.38        19.00
 87    Putnam Global Growth Fund; B                                   4/27/92       Open/Equity           2,603.32        18.06
 88    Putnam Global Growth Fund; C                                   2/1/99        Open/Equity              51.71        18.83
 89    Putnam Global Growth Fund; M                                   3/1/95        Open/Equity             109.87        18.74
 90    Putnam Global Growth Fund; Y                                   6/15/94       Open/Equity             315.96        19.37
 91    Putnam Growth and Income Fund II; A                            1/5/95        Open/Balanced           999.39        10.91
 92    Putnam Growth and Income Fund II; B                            1/5/95        Open/Balanced         1,067.93        10.80
 93    Putnam Growth and Income Fund II; C                            2/1/99        Open/Balanced            29.72        10.88
 94    Putnam Growth and Income Fund II; M                            1/5/95        Open/Balanced           124.45        10.85
 95    The Putnam Fund for Growth and Income; A                       11/6/57       Open/Balanced        17,876.11        16.59
 96    The Putnam Fund for Growth and Income; B                       4/27/92       Open/Balanced        10,556.90        16.34
 97    The Putnam Fund for Growth and Income; M                       5/1/95        Open/Balanced           366.99        16.47
 98    The Putnam Fund for Growth and Income; Y                       6/15/94       Open/Balanced         1,296.06        16.63
 99    Putnam Growth Fund                                             5/1/98        Open/Equity               4.30        15.37
100    Putnam Growth Opportunities; A                                 10/2/95       Open/Equity           2,725.37        30.38
101    Putnam Growth Opportunities; B                                 8/1/97        Open/Equity           3,087.12        29.82
102    Putnam Growth Opportunities; C                                 2/1/99        Open/Equity             225.06        30.20
103    Putnam Growth Opportunities; M                                 8/1/97        Open/Equity             156.87        30.01
104    Putnam High Income Convertible and Bond Fund                   7/9/87        Closed/Bond             116.13         8.49
105    Putnam High Yield Advantage Fund; A                            3/25/86       Open/Bond               895.12         7.75
106    Putnam High Yield Advantage Fund; B                            5/16/94       Open/Bond               725.83         7.71
107    Putnam High Yield Advantage Fund; M                            12/1/94       Open/Bond               764.16         7.74
108    Putnam High Yield Advantage Fund; Y                            12/30/98      Open/Bond                 8.96         7.75
109    Putnam High Yield Fund II; A                                   12/31/97      Open/Bond               574.81         7.31
110    Putnam High Yield Fund II; B                                   12/31/97      Open/Bond               815.35         7.32
111    Putnam High Yield Fund II; M                                   12/31/97      Open/Bond                37.40         7.32
112    Putnam High Yield Trust; A                                     2/14/78       Open/Bond             2,339.32        10.26
113    Putnam High Yield Trust; B                                     3/1/93        Open/Bond               493.53        10.22
114    Putnam High Yield Trust; M                                     7/3/95        Open/Bond                12.50        10.26
115    Putnam High Yield Trust; Y                                     12/30/98      Open/Bond                18.20        10.26
116    Putnam Health Sciences Trust; A                                5/28/82       Open/Equity           3,376.95        72.60
117    Putnam Health Sciences Trust; B                                3/1/93        Open/Equity           2,438.37        69.22
118    Putnam Health Sciences Trust; M                                7/3/95        Open/Equity             103.51        71.14
119    Putnam High Yield Municipal Trust                              5/25/89       Closed/Bond             182.08         8.22
120    Putnam Income Fund; A                                          11/1/54       Open/Bond             1,035.71         6.34
121    Putnam Income Fund; B                                          3/1/93        Open/Bond               411.22         6.30
122    Putnam Income Fund; C                                          7/26/99       Open/Bond                 4.40         6.33
123    Putnam Income Fund; M                                          12/14/94      Open/Bond             1,487.33         6.30
124    Putnam Income Fund; Y                                          2/12/94       Open/Bond               226.10         6.35
125    Putnam Intermediate U.S. Government Income Fund; A             2/16/93       Open/Bond               222.39         4.75
126    Putnam Intermediate U.S. Government Income Fund; B             2/16/93       Open/Bond               113.36         4.76
127    Putnam Intermediate U.S. Government Income Fund; M             4/3/95        Open/Bond                10.41         4.77
128    Putnam Intermediate U.S. Government Income Fund; Y             10/1/97       Open/Bond               110.14         4.75
129    Putnam International Fund                                      12/28/95      Open/Equity               6.32        13.35
130    Putnam International Growth and Income Fund; A                 8/1/96        Open/Equity             524.30        11.61
131    Putnam International Growth and Income Fund; B                 8/1/96        Open/Equity             455.30        11.49
132    Putnam International Growth and Income Fund; C                 2/1/99        Open/Equity              18.01        11.57
133    Putnam International Growth and Income Fund; M                 8/1/96        Open/Equity              37.47        11.57
134    Putnam International Growth Fund; A                            2/28/91       Open/Equity           6,097.31        30.68
135    Putnam International Growth Fund; B                            6/1/94        Open/Equity           3,367.64        30.04
136    Putnam International Growth Fund; M                            12/1/94       Open/Equity             363.53        30.42
137    Putnam International Growth Fund; Y                            7/12/96       Open/Equity             867.54        30.80
138    Putnam International New Opportunities Fund; A                 1/3/95        Open/Equity           1,924.19        27.49
139    Putnam International New Opportunities Fund; B                 7/21/95       Open/Equity           1,960.96        26.63
140    Putnam International New Opportunities Fund; C                 2/1/99        Open/Equity              50.78        27.30
141    Putnam International New Opportunities Fund; M                 7/21/95       Open/Equity             154.95        26.96
142    Putnam International Voyager Fund;  A                          12/28/95      Open/Equity           1,008.12        32.27
143    Putnam International Voyager Fund;  B                          10/30/96      Open/Equity             738.23        31.84
144    Putnam International Voyager Fund;  M                          10/30/96      Open/Equity              66.84        32.03
145    Putnam Investment Grade Municipal Trust I                      10/26/89      Closed/Bond             219.40        10.42
146    Putnam Investment Grade Municipal Trust II                     11/27/92      Closed/Bond             165.71        12.41
147    Putnam Investment Grade Municipal Trust III                    11/29/93      Closed/Bond              48.06        12.00
148    Putnam Investors Fund; A                                       12/1/25       Open/Equity           7,897.72        18.31
149    Putnam Investors Fund; B                                       3/1/93        Open/Equity           4,267.23        17.40
150    Putnam Investors Fund; M                                       12/2/94       Open/Equity             262.26        17.89
151    Putnam Investors Fund; Y                                       1/7/97        Open/Equity           1,204.46        18.42
152    Putnam Latin America Fund                                      3/23/98       Open/Equity           1,148.52        18.07
153    Putnam Massachusetts Tax Exempt Income Fund; A                 10/23/89      Open/Bond               260.96         8.77
154    Putnam Massachusetts Tax Exempt Income Fund; B                 7/15/93       Open/Bond               112.61         8.77
155    Putnam Massachusetts Tax Exempt Income Fund; M                 5/12/95       Open/Bond                 4.51         8.77
156    Putnam Master Income Trust                                     4/29/88       Closed/Bond             409.68         7.72
157    Putnam Managed High Yield Trust                                6/25/93       Closed/Bond              87.31        11.63
158    Putnam Michigan Tax Exempt Income Fund; A                      10/23/89      Open/Bond               120.47         8.38
159    Putnam Michigan Tax Exempt Income Fund; B                      7/15/93       Open/Bond                39.89         8.37
160    Putnam Michigan Tax Exempt Income Fund; M                      4/17/95       Open/Bond                 1.89         8.38
161    Putnam Mid-Cap Value Fund                                      11/1/99       Open/Balanced             2.87         7.87
162    Putnam Minnesota Tax Exempt Income Fund; A                     10/23/89      Open/Bond                88.33         8.35
163    Putnam Minnesota Tax Exempt Income Fund; B                     7/15/93       Open/Bond                46.10         8.33
164    Putnam Minnesota Tax Exempt Income Fund; M                     4/3/95        Open/Bond                 2.20         8.35
165    Putnam Managed Municipal Income Trust                          2/24/89       Closed/Bond             395.02         8.46
166    Putnam Money Market Fund; A                                    10/1/76       Open/Bond             3,576.37         1.00
167    Putnam Money Market Fund; B                                    4/27/92       Open/Bond               826.62         1.00
168    Putnam Money Market Fund; C                                    2/1/99        Open/Bond                22.87         1.00
169    Putnam Money Market Fund; M                                    12/8/94       Open/Bond               118.98         1.00
170    Putnam Master Intermediate Income Trust                        4/29/88       Closed/Bond             746.80         7.46
171    Putnam Municipal Income Fund; A                                5/22/89       Open/Bond               711.26         8.46
172    Putnam Municipal Income Fund; B                                1/4/93        Open/Bond               421.68         8.45
173    Putnam Municipal Income Fund; C                                2/1/99        Open/Bond                 8.36         8.45
174    Putnam Municipal Income Fund; M                                12/1/94       Open/Bond                12.97         8.45
175    Putnam Municipal Opportunities Trust                           5/28/93       Closed/Bond             200.35        12.40
176    Putnam New Century Growth Fund; A                              1/21/00       Open/Equity             455.29        30.50
177    Putnam New Century Growth Fund; B                              1/21/00       Open/Equity             360.22        30.48
178    Putnam New Century Growth Fund; C                              1/21/00       Open/Equity              68.49        30.49
179    Putnam New Century Growth Fund; M                              1/21/00       Open/Equity              19.66        30.50
180    Putnam New Opportunities Fund; A                               8/31/90       Open/Equity          21,748.81       104.36
181    Putnam New Opportunities Fund; B                               3/1/93        Open/Equity          13,801.27        98.57
182    Putnam New Opportunities Fund; M                               12/1/94       Open/Equity             832.41       101.31
183    Putnam New Opportunities Fund; Y                               7/19/94       Open/Equity           2,180.64       106.07
184    Putnam New Value Fund;  A                                      1/3/96        Open/Equity             278.95        10.47
185    Putnam New Value Fund;  B                                      2/26/96       Open/Equity             274.61        10.39
186    Putnam New Value Fund;  M                                      2/26/96       Open/Equity              24.94        10.44
187    Putnam New Jersey Tax Exempt Income Fund; A                    2/20/90       Open/Bond               180.55         8.51
188    Putnam New Jersey Tax Exempt Income Fund; B                    1/4/93        Open/Bond                87.22         8.50
189    Putnam New Jersey Tax Exempt Income Fund; M                    5/1/95        Open/Bond                 0.76         8.51
190    Putnam New York Investment Grade Municipal Trust               11/27/92      Closed/Bond              36.39        12.78
191    Putnam New York Tax Exempt Income Fund; A                      9/2/83        Open/Bond             1,304.07         8.20
192    Putnam New York Tax Exempt Income Fund; B                      1/4/93        Open/Bond               178.41         8.18
193    Putnam New York Tax Exempt Income Fund; M                      4/10/95       Open/Bond                 1.54         8.20
194    Putnam New York Tax Exempt Money Market Fund                   10/26/87      Open/Bond                36.32         1.00
195    Putnam New York Tax Exempt Opportunities Fund; A               11/7/90       Open/Bond               131.10         8.33
196    Putnam New York Tax Exempt Opportunities Fund; B               2/1/94        Open/Bond                60.44         8.33
197    Putnam New York Tax Exempt Opportunities Fund; M               2/10/95       Open/Bond                 2.15         8.32
198    Putnam Ohio Tax Exempt Income Fund; A                          10/23/89      Open/Bond               155.67         8.31
199    Putnam Ohio Tax Exempt Income Fund; B                          7/15/93       Open/Bond                49.83         8.30
200    Putnam Ohio Tax Exempt Income Fund; M                          4/3/95        Open/Bond                 1.73         8.31
201    Putnam OTC & Emerging Growth Fund; A                           11/1/82       Open/Equity           8,301.02        48.66
202    Putnam OTC & Emerging Growth Fund; B                           7/15/93       Open/Equity           3,822.60        45.79
203    Putnam OTC & Emerging Growth Fund; M                           12/2/94       Open/Equity             936.50        47.15
204    Putnam OTC & Emerging Growth Fund; Y                           7/12/96       Open/Equity           1,101.86        49.23
205    Putnam Pennsylvania Tax Exempt Income Fund; A                  7/21/89       Open/Bond               149.76         8.38
206    Putnam Pennsylvania Tax Exempt Income Fund; B                  7/15/93       Open/Bond                80.39         8.37
207    Putnam Pennsylvania Tax Exempt Income Fund; M                  7/3/95        Open/Bond                 2.42         8.39
208    Putnam Preferred Income Fund; A                                1/4/84        Open/Bond                94.89         8.13
209    Putnam Preferred Income Fund; M                                4/20/95       Open/Bond                 9.12         8.11
210    Putnam Premier Income Trust                                    1995/2/29     Closed/Bond           1,044.88         7.41
211    Putnam Research Fund; A                                        10/2/95       Open/Equity             711.95        17.40
212    Putnam Research Fund; B                                        6/15/98       Open/Equity             752.25        17.17
213    Putnam Research Fund; C                                        2/1/99        Open/Equity              69.90        17.27
214    Putnam Research Fund; M                                        6/15/98       Open/Equity              54.67        17.25
215    Putnam Small Cap Value Fund; A                                 4/12/99       Open/Equity              83.41        10.01
216    Putnam Small Cap Value Fund; B                                 5/3/99        Open/Equity              59.12         9.96
217    Putnam Strategic Income Fund; A                                2/19/95       Open/Bond                77.25         7.21
218    Putnam Strategic Income Fund; B                                2/19/96       Open/Bond               120.45         7.22
219    Putnam Strategic Income Fund; C                                2/1/99        Open/Bond                 5.59         7.23
220    Putnam Strategic Income Fund; M                                2/19/96       Open/Bond                 7.80         7.20
221    Putnam Tax Smart Equity Fund; A                                7/1/99        Open/Equity             118.42        10.98
222    Putnam Tax Smart Equity Fund; B                                10/1/99       Open/Equity             125.45        10.95
223    Putnam Tax Smart Equity Fund; C                                10/1/99       Open/Equity              35.40        10.95
224    Putnam Tax Exempt Income Fund; A                               12/31/76      Open/Bond             1,592.96         8.33
225    Putnam Tax Exempt Income Fund; B                               1/4/93        Open/Bond               197.92         8.32
226    Putnam Tax Exempt Income Fund; M                               2/16/95       Open/Bond                 9.23         8.35
227    Putnam Tax Exempt Money Market Fund                            10/26/87      Open/Bond                96.93         1.00
228    Putnam Tax-Free Health Care Fund                               6/29/92       Closed/Bond             183.56        13.29
229    Putnam Tax-Free Income Trust Tax-Free High Yield Fund; A       9/20/93       Open/Bond             1,133.86        13.28
230    Putnam Tax-Free Income Trust Tax-Free High Yield Fund B        9/9/85        Open/Bond               504.18        13.30
231    Putnam Tax-Free Income Trust Tax-Free High Yield Fund C        2/1/99        Open/Bond                 3.13        13.28
232    Putnam Tax-Free Income Trust Tax-Free High Yield Fund M        12/29/94      Open/Bond                18.89        13.29
233    Putnam Tax-Free Income Trust Tax-Free Insured Fund; A          9/30/93       Open/Bond               237.05        14.07
234    Putnam Tax-Free Income Trust Tax-Free Insured Fund; B          9/9/85        Open/Bond               264.31        14.09
235    Putnam Tax-Free Income Trust Tax-Free Insured Fund; M          6/1/95        Open/Bond                 1.66        14.11
236    Putnam U.S. Core Fund                                          5/1/98        Open/Equity               4.89        12.19
237    Putnam U.S. Government Income Trust; A                         2/8/84        Open/Bond             1,850.72        12.26
238    Putnam U.S. Government Income Trust; B                         4/27/92       Open/Bond               816.44        12.20
239    Putnam U.S. Government Income Trust; C                         7/26/99       Open/Bond                 3.60        12.24
240    Putnam U.S. Government Income Trust; M                         2/6/95        Open/Bond               109.34        12.23
241    Putnam U.S. Government Income Trust; Y                         4/11/94       Open/Bond                26.05        12.25
242    Putnam Utilities Growth and Income Fund; A                     11/19/90      Open/Balanced           964.25        12.14
243    Putnam Utilities Growth and Income Fund; B                     4/27/92       Open/Balanced           372.43        12.06
244    Putnam Utilities Growth and Income Fund; C                     7/26/99       Open/Balanced             1.26        12.10
245    Putnam Utilities Growth and Income Fund; M                     3/1/95        Open/Balanced            11.82        12.11
246    Putnam Value Fund                                              5/1/98        Open/Balanced             2.00         7.40
247    Putnam Vista Fund; A                                           6/3/68        Open/Equity           6,714.00        21.17
248    Putnam Vista Fund; B                                           3/1/93        Open/Equity           2,984.49        19.73
249    Putnam Vista Fund; M                                           12/1/94       Open/Equity             251.91        20.45
250    Putnam Vista Fund; Y                                           3/28/95       Open/Equity           1,046.88        21.57
251    Putnam Voyager Fund II; A                                      4/14/93       Open/Equity           2,138.24        44.26
252    Putnam Voyager Fund II; B                                      10/2/95       Open/Equity           1,930.13        42.69
253    Putnam Voyager Fund II; C                                      2/1/99        Open/Equity             112.18        43.94
254    Putnam Voyager Fund II; M                                      10/2/95       Open/Equity             203.44        43.26
255    Putnam Voyager Fund; A                                         4/1/96        Open/Equity          26,869.10        33.46
256    Putnam Voyager Fund; B                                         4/27/92       Open/Equity          12,860.89        30.75
257    Putnam Voyager Fund; M                                         12/1/94       Open/Equity             633.25        32.42
258    Putnam Voyager Fund; Y                                         4/1/94        Open/Equity           4,359.61        34.18
259    Putnam VT Asia Pacific Growth Fund; IA                         5/1/95        Open/Equity             231.15        16.05
260    Putnam VT Asia Pacific Growth Fund; IB                         4/30/98       Open/Equity               8.90        16.01
261    Putnam VT Diversified Income Fund; IA                          9/15/93       Open/Bond               605.67         9.98
262    Putnam VT Diversified Income Fund; IB                          4/6/98        Open/Bond                30.24         9.95
263    Putnam VT  Global Asset Allocation Fund; IA                    2/1/88        Open/Balanced           947.32        19.02
264    Putnam VT  Global Asset Allocation Fund; IB                    4/30/98       Open/Balanced             7.92        19.01
265    Putnam VT George Putnam Fund; IA                               4/30/98       Open/Equity             255.88         9.27
266    Putnam VT George Putnam Fund; IB                               4/30/98       Open/Equity              43.51         9.26
267    Putnam VT Global Growth Fund; IA                               5/1/90        Open/Equity           3,166.93        31.17
268    Putnam VT Global Growth Fund; IB                               4/30/98       Open/Equity              44.01        31.08
269    Putnam VT Growth and Income Fund; IA                           2/1/88        Open/Balanced         8,060.08        23.74
270    Putnam VT Growth and Income Fund; IB                           4/6/98        Open/Balanced           192.13        23.69
271    Putnam VT High Yield Fund; IA                                  2/1/88        Open/Bond               927.91        11.18
272    Putnam VT High Yield Fund; IB                                  4/30/98       Open/Bond                22.31        11.18
273    Putnam VT Health and Sciences  Fund; IA                        4/30/98       Open/Equity             285.82        12.39
274    Putnam VT Health and Sciences  Fund; IB                        4/30/98       Open/Equity              30.87        12.38
275    Putnam VT Income  Fund; IA                                     2/1/88        Open/Bond               881.36        12.58
276    Putnam VT Income  Fund; IB                                     4/30/98       Open/Bond                22.09        12.57
277    Putnam VT International Growth and Income; IA                  1/1/97        Open/Balanced           385.74        14.56
278    Putnam VT International Growth and Income; IB                  4/6/98        Open/Balanced            17.35        14.53
279    Putnam VT International New Opportunities Fund; IA             1/1/97        Open/Equity             452.28        25.66
280    Putnam VT International New Opportunities Fund; IB             4/30/98       Open/Equity              79.30        25.62
281    Putnam VT International Growth Fund; IA                        1/1/97        Open/Equity             703.76        22.37
282    Putnam VT International Growth Fund; IB                        4/30/98       Open/Equity              60.54        22.33
283    Putnam VT Investors  Fund; IA                                  4/30/98       Open/Equity             919.92        14.45
284    Putnam VT Investors  Fund; IB                                  4/30/98       Open/Equity             132.00        14.42
285    Putnam VT Money Market Fund; IA                                2/1/88        Open/Bond               668.19         1.00
286    Putnam VT Money Market Fund; IB                                4/30/98       Open/Bond                29.73         1.00
287    Putnam VT New Opportunities Fund; IA                           5/2/94        Open/Equity           7,583.46        50.02
288    Putnam VT New Opportunities Fund; IB                           4/30/98       Open/Equity             105.86        49.89
289    Putnam VT New Value Fund; IA                                   1/2/97        Open/Equity             209.99        10.48
290    Putnam VT New Value Fund; IB                                   4/30/98       Open/Equity              10.37        10.46
291    Putnam VT OTC & Emerging Growth Fund; IA                       4/30/98       Open/Equity             439.97        29.54
292    Putnam VT OTC & Emerging Growth Fund; IB                       4/30/98       Open/Equity              49.15        29.49
293    Putnam VT Research; IA                                         10/1/98       Open/Equity             149.26        14.01
294    Putnam VT Research; IB                                         10/1/98       Open/Equity              32.89        13.99
295    Putnam VT Small Cap Value Fund; IA                             4/30/99       Open/Equity              17.77        10.64
296    Putnam VT Small Cap Value Fund; IB                             4/30/99       Open/Equity               9.03        10.63
297    Putnam VT Utilities Growth and Income Fund; IA                 5/1/92        Open/Balanced           870.41        16.42
298    Putnam VT Utilities Growth and Income Fund; IB                 4/30/98       Open/Balanced            13.87        16.40
299    Putnam VT Vista Fund; IA                                       1/2/97        Open/Equity             708.90        24.96
300    Putnam VT Vista Fund; IB                                       4/30/98       Open/Equity              75.63        24.93
301    Putnam VT Voyager Fund; IA                                     2/1/88        Open/Equity          10,002.30        72.09
302    Putnam VT Voyager Fund; IB                                     4/30/98       Open/Equity             227.91        71.92
303    Putnam Worldwide Equity Fund                                   5/6/98        Open/Equity              29.89        45.68
------------------------------------------------------------------------------------------------------------------------------------


(J)  Miscellaneous

1.    Election and Removal of Directors

Directors of Investment Management Company are elected to office or removed from office by vote of either stockholders or directors, in accordance with Articles of Organization and By-Laws of Investment Management Company.

2.    Results of operations

Officers are elected by the Board of Directors. The Board of Directors may remove any officer without cause.

3.    Supervision by SEC of Changes in Directors and Certain Officers

Investment Management Company files certain reports with the SEC in accordance with Sections 203 and 204 of the Investment Advisers Act of 1940, which reports list and provide certain information relating to directors and officers of Investment Management Company.

Under Section 9 (b) of the 1940 Act, the SEC may prohibit the directors and officers from remaining in office, if the SEC judges that such directors and officers have willfully violated any provision of the federal securities law.

4. Amendment to the Articles of Organization, Transfer of Business and Other Important Matters.

a. Articles of Organization of Investment Management Company may be amended, under the General Corporation Law of The Commonwealth of Massachusetts, by appropriate shareholders' vote.

b.    Under the General Corporation Law of The Commonwealth of
Massachusetts, transfer of business requires a vote of 2/3 of the stockholders entitled to vote thereon.

c.    Investment Management Company has no direct subsidiaries.

5.    Litigation, etc.

There are no known facts, such as legal proceedings, which are expected to materially affect the Fund and/or Investment Management Company within the past one-year period preceding the filing of this document.

III. OUTLINE OF THE OTHER RELATED COMPANIES

(A) Putnam Fiduciary Trust Company (the Transfer Agent, Shareholder Service Agent and Custodian)

(1) Amount of Capital

U.S.$50,691,135 (approximately 5.6 billion Yen) as of the end of February, 2000

(2)   Description of Business

Putnam Fiduciary Trust Company is a Massachusetts trust company and is a wholly-owned subsidiary of Putnam Investments, Inc., parent of Investment Management Company. Putnam Fiduciary Trust Company has been providing paying agent and shareholder service agent services to mutual funds, including the Fund, since its inception and custody services since 1990.

(3)   Outline of Business Relationship with the Fund

Putnam Fiduciary Trust Company provides transfer agent services, shareholder services and custody services to the Fund.

(B)   Putnam Mutual Funds Corp. (the Principal Underwriter)

(1) Amount of Capital

U.S.$ 145,981,497 (approximately 16 billion Yen) as of the end of February, 2000

(2)   Description of Business

Putnam Mutual Funds Corp. is the Principal Underwriter of the shares of Putnam Funds indulging the Fund.

(3)   Outline of Business Relationship with the Fund

Putnam Mutual Funds Corp. engages in providing marketing services to the Fund.

(C)   Kokusai Securities Co., Ltd. (Distributor in Japan and Agent
Company)

(1)   Amount of Capital

YEN64.6 billion as of the end of February, 2000

(2)   Description of Business

Kokusai Securities Co., Ltd. is a diversified securities company in Japan. Also, it engages in handling the sales and repurchase of the Fund Units as the Designated Securities Company for the investment trust funds of Kokusai Asset Management Co., Ltd., and as the Underwriting Company and the Agent Company for Fresh Korea Fund, Loomis Sayles Managed Bond Fund, ACM International Healthcare Fund, European and Asian Fund, Putnam High Yield Advantage Fund, ACM American Growth Portfolio, ACM Global Growth Trend portfolio, Ever Green Small Company Growth Fund, Asia Network Growth Fund, Ever Green Global Opportunities Fund, Super Phenix Fund, Salomon Euro Bond Fund, Putnam U.S. Government Income Trust, Everyone and Galois and as the Underwriting Company for AGF Canadian Growth Equity Fund, Invesco G.T. Investment Fund, Sci/Tech S.A. and Morgan Stanley Money Market Family.

(3) The Company acts as a Distributor in Japan and Agent Company for the Fund in connection with the offering of shares in Japan.

(D)   Capital Relationships

100% of the shares of Investment Management Company are held by Putnam Investments. Inc.

(E)   Interlocking Directors and Auditors

Names and functions of officers of the Fund who also are officers of the related companies are as follows:

<CAPTTION>
                                                                       (as of February 29, 2000)
------------------------------------------------------------------------------------------------
Name of                                           Investment                    Transfer Agent
Officer                                           Management                    and Shareholder
or Trustee          Fund                          Company                       Service Agent
------------------------------------------------------------------------------------------------
George              Chairman, Trustee and         Chairman and Director         None
Putnam              President

Charles E.          Executive Vice President      Managing Director             None
Porter

Patricia C.         Senior Vice President         Senior Vice President         None
Flaherty

John D.             Senior Vice President         Senior Vice President         None
Hughes              and Treasurer

Lawrence J.         Trustee and                   President and CEO             None
Lasser              Vice President

Gordon H.           Vice President                Senior Managing Director      Director
Silver

Ian C.              Vice President                Senior Managing Director      None
Ferguson

John R.             Vice President                Senior Vice President         None
Verani

Steven              Vice President                Managing Director             None
Oristaglio

Edward H.           Vice President                Managing Director             None
D'Alelio

Rosemary            Vice President                Senior Vice President         None
Thomsen
------------------------------------------------------------------------------------------------


IV.   FINANCIAL CONDITION OF THE FUND

1.    FINANCIAL STATEMENTS

Financial highlights

The financial highlights table is intended to help investors understand the Fund's recent financial performance. Certain information reflects financial results for a single Fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the Fund, assuming reinvestment of all dividends and distributions.
This information for the year ended November 30, 1999 has been derived from the Fund's financial statements, which have been audited by KPMG LLP. Its report and the Fund's financial statements are included in the Fund's annual report to shareholders, which is available upon request. The information for all periods prior to the year ended November 30, 1999 has been derived from the Fund's financial statements which have been audited by the Fund's previous independent accountants.


Financial highlights

CLASS M
(For a share outstanding throughout the period)
                                                                                       For the year
                                                                                       Dec. 1, 1994+
                                                 Year ended November 30              to November 30
----------------------------------------------------------------------------------------------------
                                   1999           1998           1997           1996           1995
----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period               $8.34           $9.95         $9.64          $9.51          $9.05
----------------------------------------------------------------------------------------------------
Investment operations
----------------------------------------------------------------------------------------------------
Net investment income               .79c            .92c          .87            .87            .99
----------------------------------------------------------------------------------------------------
Net realized and
unrealized gain(loss)
on investments                     (.57)          (1.61)          .33            .14            .45
----------------------------------------------------------------------------------------------------
Total from
investment operations               .22            (.69)         1.20           1.01           1.44
----------------------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------------------
From net investment
income                             (.79)           (.91)         (.87)          (.88)          (.98)
----------------------------------------------------------------------------------------------------
In excess of net
investment income                  (.03)           (.01)         (.02)            --d            --
----------------------------------------------------------------------------------------------------
From return of capital             (.03)             --            --             --             --
----------------------------------------------------------------------------------------------------
Total distributions                (.85)           (.92)         (.89)          (.88)          (.98)
----------------------------------------------------------------------------------------------------
Net asset value,
end of period                     $7.71           $8.34         $9.95          $9.64          $9.51
----------------------------------------------------------------------------------------------------
Ratios and supplemental data
----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)a               2.66           (7.64)        13.05          11.15          16.72
----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                 $826,257       $949,346     $2,071,302       $464,506        $20,077
----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)b            1.20           1.17           1.22           1.36           1.35
----------------------------------------------------------------------------------------------------
Ratio of net
investment income to
average net assets (%)             9.72           9.56           8.93           8.86          10.06
----------------------------------------------------------------------------------------------------
Portfolio turnover (%)            49.29          89.53          67.62          74.47          89.96
----------------------------------------------------------------------------------------------------


+     Commencement of operations.

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b     Includes amounts paid through expense offset arrangements.

c Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

d Distributions in excess of net investment income were less than $0.01 per share.

[The following financial documents are omitted here.][In Japanese version, the following financial documents and Japanese translations thereof are incorporated here.]

Statement of assets and liabilities, November 30, 1999

Statement of operations, Year ended November 30, 1999

Statement of changes in net assets, Year ended November 30, 1999

Financial highlights (For a share outstanding throughout the period)

Notes to financial statement, November 30, 1999

The fund's Portfolio, November 30, 1999

Statement of assets and liabilities, November 30, 1998

Statement of operations, Year ended November 30, 1998

Statement of changes in net assets, Year ended November 30, 1998

Financial highlights (For a share outstanding throughout the period)

Notes to financial statements November 30, 1998

2.    CONDITION OF THE FUND

(a)  Statement of Net Assets

                                         (As of February 29, 2000)
------------------------------------------------------------------------
                                                  $               \
------------------------------------------------------------------------
                                                           (in thousands)
------------------------------------------------------------------------
a.  Total Assets                           2,442,516,088     268,432,518
b.  Total Liabilities                         48,443,159       5,323,903
c.  Total Net Assets (a-b)                 2,394,072,929     263,108,615
------------------------------------------------------------------------
d.  Total Number of Shares     Class A       115,480,431          Shares
    Outstanding                Class B        94,090,805          Shares
                               Class M        98,725,793          Shares
                               Class Y         1,155,955          Shares
------------------------------------------------------------------------
e.  Net Asset Value            Class A              7.75         \851.73
    per Share (c/d)            Class B              7.71         \847.33
                               Class M              7.74         \850.63
                               Class Y              7.75         \851.73
------------------------------------------------------------------------

(b) Names of Major Portfolio Holdings other than Equity Shares (Top 30
Holdings)

The major portfolio holdings of Putnam High Yield Advantage Fund is other than equity shares excluding some common stocks.


                                                                                      (As of the end of February 2000)
----------------------------------------------------------------------------------------------------------------------------------
                                                                                U.S. Dollar            Investment
                                             Kind of                  Interest  Par Value           Acquisition    Current
    Name of Securities                       Issue             Maturity  Rate (%)   [1,000]  currency  Cost    Value  Ratio (%)
----------------------------------------------------------------------------------------------------------------------------------
1.  Nextel Communications, Inc.              Corporate Bond     2009    9.375      27,500     USD    27,284,120   26,606,250  1.11
2.  Midland Funding II Corp. Ser. A          Corporate Bond     2005    11.75      20,945     USD    24,011,348   22,419,947  0.94
3.  California Federal Bancorp, Inc. Ser. A  Preferred Stock       -   $ 2.281        882     USD    23,277,745   20,507,081  0.86
4.  Allied Waste Industries, Inc. Ser. B     Corporate Bond     2009    10         23,900     USD    21,691,973   19,478,500  0.81
5.  Millicom International Cellular S.A.     Corporate Bond     2006    13.5       22,160     USD    19,185,094   19,113,000  0.80
6.  United Pan-Europe N.V.                   Corporate Bond     2010     0         34,880     USD    18,115,641   18,486,400  0.77
7.  21st Century Telecom Group, Inc.         Corporate Bond     2008    12.25      26,190     USD    18,529,341   18,136,575  0.76
8.  CSC Holdings, Inc. Ser. M                Preferred Stock       -   $11.13         158     USD    17,311,776   17,109,887  0.71
9.  Winstar Communications, Inc. 144A        Preferred Stock       -    14 1/4         14     USD    14,400,000   16,560,000  0.69
10. Dobson Communications Corp. 144A         Preferred Stock       -    12.25          16     USD    16,350,325   16,465,000  0.69
11. Advanta Corp. Ser. B                     Common Stock       2026     8.99      21,850     USD    14,206,691   15,622,750  0.65
12. Viatel, Inc.                             Common Stock       2009    12 1/2     25,870     USD    16,808,535   15,133,950  0.63
13. Diva Systems Corp. Ser. B                Corporate Bond     2008    12 5/8     28,512     USD    18,372,746   15,111,360  0.63
14. Paxson communications Corp.              Preferred Stock            13 1/4          1     USD    14,454,916   14,739,500  0.62
15. Nextel Communications, Inc.              Corporate Bond     2008    12 1/8     23,140     USD    16,028,565   14,578,200  0.61
16. Intermedia Communication Ser. B          Preferred Stock       -    13.5           14     USD    15,975,490   14,221,535  0.59
17. Winstar Communications, Inc.             Corporate Bond     2007    15          9,605     USD    12,231,250   14,215,400  0.59
18. Chancellor Media Corp.                   Corporate Bond     2008     8         14,320     USD    14,666,925   14,212,600  0.59
19. Unisys Corp.                             Corporate Bond     2004    11 3/4      9,885     USD    11,442,075   13,915,800  0.58
20. KMC Telecom Holdings, Inc.               Corporate Bond     2008    12 1/2     23,645     USD    15,803,889   13,714,100  0.57
21. Lyondell Petrochemical Co. Ser. B        Corporate Bond     2007     9 7/8     14,245     USD    14,245,000   13,675,200  0.57
22. Voicestream Wire Corp. 144A              Corporate Bond     2009    10 3/8     12,750     USD    12,882,500   13,196,250  0.55
23. IPC Information Systems, Inc.            Corporate Bond     2008    10.875     14,500     USD    10,930,174   12,615,000  0.53
24. Guess Jeans, Inc.                        Corporate Bond     2003     9.5       12,490     USD    12,632,846   12,614,900  0.53
25. Premium Standard Farms, Inc.             Corporate Bond     2003    11         13,591     USD    13,483,197   12,368,169  0.52
26. Doane Products Co.                       Preferred Stock       -    14 1/4        260     USD    11,453,000   11,700,000  0.49
27. Huntsman ICI Chemicals, Inc. 144A        Corporate Bond     2009    10.125     11,600     USD    11,600,000   11,542,000  0.48
28. BTI Telecom Corp.                        Corporate Bond     2007    10.5       12,705     USD    12,780,900   11,180,400  0.47
29. Midland Funding II Corp. Ser. B          Corporate Bond     2006    13.25       9,600     USD    12,057,600   11,157,312  0.47
30. Viatel, Inc.                             Corporate Bond     2009    11 1/2     11,676     USD     9,123,635   10,975,440  0.46
----------------------------------------------------------------------------------------------------------------------------------



V.    FINANCIAL CONDITION OF THE INVESTMENT MANAGEMENT COMPANY

[Omitted, in Japanese version, financial statements of the Fund and Japanese translations thereof are incorporated here]

VI.   SUMMARY OF INFORMATION CONCERNING FOREIGN INVESTMENT TRUST
      SECURITIES

1.    Transfer of the Shares

The transfer agent for the registered share certificates is Putnam Fiduciary Trust Company, P.O. Box 41203, Providence, RI 02940-1203, U.
S. A.

The Japanese investors who entrust the custody of their shares to the Distributor or a Sales Handling Company shall have their shares transferred under the responsibility of such company, and the other investors shall make their own arrangements.

No fee is chargeable for the transfer of shares.

2.    The Closing Period of the Shareholders' Book

No provision is made.

3. There are no annual shareholders' meetings. Special shareholders' meeting may be held from time to time as required by the Agreement and Declaration of Trust and the 1940 Act.

4.    No special privilege is granted to Shareholders.

The acquisition of Shares by any person may be restricted.

VII.  REFERENCE INFORMATION

The following documents concerning the Fund have been filed with the Ministry of Finance of Japan (on and after August 31, 1998, with the Director of Kanto Local Finance Bureau).

      April 20, 1999          Securities Registration Statement/Securities
                              Report (the 4th term)/Amendment to Securities
                              Registration Statement

      August 31, 1999         Semi-annual Report (during the 5th term)/
                              Amendment to Securities Registration Statement



              AMENDMENT TO SECURITIES REGISTRATION STATEMENT

                               (NAV Sale)

                    PUTNAM HIGH YIELD ADVANTAGE FUND

              AMENDMENT TO SECURITIES REGISTRATION STATEMENT

To:  Director of Kanto Local Finance Bureau

                                          Filing Date:     April 21, 2000

Name of the Registrant Fund:              PUTNAM HIGH YIELD ADVANTAGE FUND

Name and Official Title                   Charles E. Porter
of Representative                         Executive Vice President
of Trust:

Address of Principal Office:              One Post Office Square
                                          Boston, Massachusetts 02109
                                          U. S. A.

Name and Title of Registration Agent:     Harume Nakano
                                          Attorney-at-Law
                                          Signature [Harume Nakano]
                                          -------------------------
                                                            (Seal)

                                          Ken Miura
                                          Attorney-at-Law
                                          Signature [Ken Miura]
                                          ---------------------
                                                            (Seal)

Address or Place of Business              Kasumigaseki Building
                                          2-5, Kasumigaseki 3-chome
                                          Chiyoda-ku, Tokyo

Name of Liaison Contact:                  Harume Nakano
                                          Ken Miura
                                          Attorneys-at-Law

Place of Liaison Contact:                 Hamada & Matsumoto
                                          Kasumigaseki Building.
                                          2-5, Kasumigaseki 3-chome
                                          Chiyoda-ku, Tokyo

Phone Number:                             03-3580-3377

Public Offering or Sale for Registration

Name of the Fund Making Public            PUTNAM HIGH YIELD ADVANTAGE FUND
Offering or Sale of Foreign Investment
Fund Securities:

Type and Aggregate Amount of              Up to 130 million Class M Shares
Foreign Investment Fund Securities        Up to the total amount obtained by
to be Publicly Offered or Sold:           aggregating the respective net
                                          asset value per Class M Share
                                          in respect of 130 million
                                          Class M Shares
                                          (The Maximum amount expected to
                                          be sold is 835 million U.S.
                                          dollars (YEN91.8billion).

Note 1: U.S.$ amount is translated into Japanese Yen at the rate of U.S.$l=(YEN) 109.90, the mean of the exchange rate quotations by The Bank of Tokyo-Mitsubishi, Ltd. for buying and selling spot U.S. Dollar by telegraphic transfer against yen on February 29, 2000.

Note 2: The maximum amount expected to be sold is the amount calculated, for convenience, by multiplying the net asset value per Share as of the end of February, 1999 ($8.11) by the number of Shares to be offered (130 million).

Places where a copy of this Amendment to Securities Registration
          Statement is available for Public Inspection

                          Not applicable.

(Total number of sheets of this Amendment to Securities Registration
          Statement [in Japanese] is 2 including Front Page)

I.    REASON FOR FILING THIS AMENDMENT TO SECURITIES REGISTRATION
      STATEMENT:

This statement purports to amend and update the relevant information of the Securities Registration Statement ("SRS") filed on February 21, 2000 due to the fact that the aforementioned Securities Report was filed today.

The exchange rates used in this statement to translate the amended amounts of foreign currencies are different from those used before these amendments, as the latest exchange rates are used in this statement.

II. CONTENTS OF THE AMENDMENTS (the page numbers refer to those of the Japanese original)

Part II.    INFORMATION CONCERNING ISSUER

(page 3 of the original Japanese SRS)

The following matters in the original Japanese SRS are amended to have the same contents as those provided in the following items of the aforementioned Securities Report:

Before amendment                    After amendment

[Original Japanese SRS] [Aforementioned Annual Securities Report]

I.    DESCRIPTION OF THE FUND       I.    DESCRIPTION OF THE FUND
                                          (the aforementioned Japanese Annual
                                          Securities Report, from page 1
                                          to page 21))

II.   OUTLINE OF THE FUND           II.   OUTLINE OF THE FUND (Ditto, from
                                          page 22 to page 50)

III.  OUTLINE OF THE OTHER          III.  OUTLINE OF THE OTHER
      RELATED COMPANIES                   RELATED COMPANIES (Ditto,
                                          from page 51 to page 52)

IV.   FINANCIAL CONDITIONS OF       IV.   FINANCIAL CONDITIONS OF THE FUND
      THE FUND                            (Ditto, from page 53 to page 156)

V.    SUMMARY OF INFORMATION        VI.   SUMMARY OF INFORMATION
      CONCERNING THE EXERCISE OF          CONCERNING THE EXERCISE OF
      RIGHTS BY HOLDERS OF FOREIGN        RIGHTS BY HOLDERS OF FOREIGN
      INVESTMENT FUND SECURITIES          INVESTMENT FUND SECURITIES
                                          (Ditto, page 174)

VI.   MISCELLANEOUS                 VII.  REFERENCE INFORMATION (Ditto,
                                          page 174)

Note 1: U.S.$ amount is translated into Japanese Yen at the rate of U.S.$1 = YEN 109.90, the mean of the exchange rate quotations at The Bank of Tokyo-Mitsubishi, Ltd. for buying and selling spot dollars by telegraphic transfer against yen on February 29, 2000, for convenience.

Note 2: In this document, money amounts and percentages have been rounded. Therefore, there are cases in which the amount of the "total column" is not equal to the aggregate amount. Also, translation into yen is made simply by multiplying the corresponding amount by the conversion rate specified and rounded up when necessary. As a result, in this document, there are cases in which Japanese yen figures for the same information differ from each other.

Note 3: In this Report, "fiscal year" refers to a year from December 1 to November 30 of the following year.

Part III.   SPECIAL INFORMATION

(page 202 of the original Securities Registration Statement)

II. FINANCIAL CONDITIONS OF THE INVESTMENT MANAGEMENT COMPANY of the Original SRS is amended to have the same contents as those provided in
V. FINANCIAL CONDITIONS OF THE INVESTMENT MANAGEMENT COMPANY of the aforementioned Securities Report: